EXHIBIT 99.1

SHAREHOLDERS’ AGREEMENT

between

PERFORMANCE CHEMICALS HOLDING COMPANY

and

DOW SAUDI ARABIA HOLDING B.V.

relating to the

SADARA PROJECT

dated as of October 8, 2011

TABLE OF CONTENTS

Page

1.	DEFINITIONS AND USAGE	2
2.	EFFECTIVENESS AND FORMATION	28
3.	BUSINESS OF THE COMPANY	28
4.	DURATION; TERM; TERMINATION	31
5.	INITIAL OWNERSHIP INTEREST; SALE TO PUBLICCO	32
6.	CAPITAL CONTRIBUTIONS; FINANCING	33
7.	MATERIAL EXPANSIONS OF THE PROJECT	40
8.	THE BOARD OF DIRECTORS	42
9.	THE GENERAL ASSEMBLY OF THE COMPANY	50
10.	DEADLOCK	53
11.	BOARD COMMITTEES	55
12.	MANAGEMENT, EMPLOYEES, AND MARKETING COUNCIL	59
13.	ANNUAL PLANNING	63
14.	FINANCIAL REPORTING AND TAXES	66
15.	POLICIES OF THE COMPANY	76
16.	WARRANTIES	79
17.	MARKETING AND OTHER PRINCIPAL AGREEMENTS	79
18.	EVENTS OF DEFAULT	83
19.	TRANSFER AND EXIT PROVISIONS	88
20.	DISSOLUTION AND WINDING-UP	98
21.	CONFIDENTIAL INFORMATION	101
22.	INDEMNIFICATION AND LIABILITY	101
23.	INSURANCE	103
24.	DISPUTE RESOLUTION PROCEDURES	104
25.	ASSIGNMENT	104
26.	MISCELLANEOUS	104

-i-

ANNEXES

ANNEX A:                      DISPUTE AND EXPERT RESOLUTION PROCEDURES

ANNEX B:                      FORM OF ACCESSION AGREEMENT

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SHAREHOLDERS’ AGREEMENT

This SHAREHOLDERS’ AGREEMENT (this “Shareholders’ Agreement”) is entered into this 10th day of the month of Dhu Al-Qa’dah, 1432 H. corresponding to the 8th day of October, 2011 G., by and between:

PERFORMANCE CHEMICALS HOLDING COMPANY, a limited liability company duly organized and existing under the laws of The Kingdom of Saudi Arabia (“The Kingdom”) having its head office in Dhahran, The Kingdom (“Saudi Aramco Holdco”) and a wholly-owned subsidiary of Saudi Arabian Oil Company, a company with limited liability duly organized and existing under the laws of The Kingdom and established by Royal Decree No. M/8 dated 4/4/1409 H. (corresponding to November 13, 1988 G.) (“Saudi Aramco”); and

DOW SAUDI ARABIA HOLDING B.V., a private company with limited liability duly organized and existing under the laws of The Netherlands (“Dow Holdco”) and an indirect wholly-owned subsidiary of The Dow Chemical Company, a corporation duly organized and existing under the laws of the State of Delaware, United States of America (“Dow”).

RECITALS

WHEREAS, Saudi Aramco and Dow entered into an Amended and Restated Memorandum of Understanding, dated as of September 30, 2010, amending and restating the Memorandum of Understanding, dated as of May 12, 2007 (as amended and restated, the “MOU”), with respect to a project (the “Project”) to design, engineer, construct, own, and operate a world-scale integrated chemicals complex (the “Complex”) within the Royal Commission for Jubail & Yanbu’s (the “RCJY”) Al Jubail Industrial City II on the east coast of The Kingdom for the purpose of manufacturing chemical and petrochemical products and marketing such products inside and outside of The Kingdom and for the purpose of promoting downstream conversion industries within Al Jubail Industrial City II and The Kingdom;

WHEREAS, Saudi Aramco and Dow and their respective Affiliates commenced activities with respect to the Project prior to the date hereof under the MOU and intend to assign and transfer responsibility for these activities to a limited liability company organized under the laws of The Kingdom (the “Company”), which will implement the Project;

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WHEREAS, this Shareholders’ Agreement sets out the rights and obligations of the Shareholders in connection with the formation, governance, and management of the Company.

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NOW, THEREFORE, in consideration of the mutual covenants and undertakings hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the Shareholders, the Shareholders hereby agree as follows:

1.	DEFINITIONS AND USAGE

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 1.1 (Definitions) for all purposes hereof. All rules as to usage shall apply as set forth in Section 1.2 (Usage).

1.1	Definitions

“Accession Agreement” shall mean an agreement in substantially the form attached hereto as Annex B (Form of Accession Agreement).

“Accounting Policy” shall have the meaning set forth in Section 15.7 (Accounting and Retention Policies).

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“Advance” shall have the meaning set forth in the Shareholder Advance Agreement

“Affiliate” shall mean, in respect of a Person, any legal entity controlling, under common control with, or controlled by such Person, and “control” shall mean ownership, directly or indirectly, of more than fifty percent (50%) of the shares conferring the right to vote at a general meeting (or its equivalent) of such entity or otherwise to appoint the majority of the directors or other governing body of such entity. Notwithstanding the foregoing, no Governmental Entity (other than a commercial entity acting in a commercial capacity) and no sovereign or political subdivision of any sovereign shall be considered an Affiliate of any such Person, and, for the purposes of this Shareholders’ Agreement only, the Company shall not be considered an Affiliate of either Saudi Aramco or Dow or any of their respective Affiliates.

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Applicable Law” shall mean any Law (including Shari’a) enacted, issued, or promulgated in The Kingdom, or any interpretation thereof, by a Governmental Entity having jurisdiction over the matter in question.

“Approved Operating Plan” shall have the meaning set forth in Section 13.2(b) (Operating Plan).

“Approved Strategic Business Plan” shall have the meaning set forth in Section 13.1(b) (Strategic Business Plan).

“Articles of Association” shall mean the articles of association of the Company, as amended from time to time.

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“Assistant Board Secretary” shall have the meaning set forth in Section 8.1(e) (The Board of Directors).

“Audit Committee” shall have the meaning set forth in Section 11.3(a) (The Audit Committee).

“Authorized Capital” shall mean the authorized capital of the Company, as specified in the then-applicable Articles of Association.

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“Board” shall have the meaning set forth in Section 8.1(a) (The Board of Directors).

“Board Chairman” shall have the meaning set forth in Section 8.1(e) (The Board of Directors).

“Board Committee” shall mean any of: the Project Execution Committee; the Audit Committee; the Finance Committee; the Compensation Committee; the Health, Safety, Environmental, and Security Committee; the Ethics and Compliance Committee; and each other committee of the Board established in accordance with Section 8.6(g) (Board Action in General) and Section 11.1(a) (Creation of Board Committees).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Board Secretary” shall have the meaning set forth in Section 8.1(e) (The Board of Directors).

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“Business” shall have the meaning set forth in Section 3.1(c) (General Business Objectives).

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“Capital Contribution” shall mean any contribution by a Shareholder to Authorized Capital of:

(a)	cash; and

(b)
goods and services (whether tangible or intangible) that may be converted into an Ownership Interest in accordance with IFRS and Applicable Law and that are transferred to the Company in accordance with this Shareholders’ Agreement, including pursuant to Section 6.3(a) (Contribution of Development Costs);

in each case, made in accordance with the applicable provisions of Section 6 (Capital Contributions; Financing).

“Centre” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

“CEO” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Certificate of Commercial Registration” shall mean the certificate of commercial registration of the Company issued by the Ministry of Commerce and Industry of The Kingdom.

“CFO” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

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“CIT” shall have the meaning set forth in Section 14.2(a)(iii) (Reports; Tax Returns).

“CMA” shall mean the Capital Market Authority of The Kingdom.

“Common Party” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

“Companies Law” shall mean The Regulations for Companies of The Kingdom of Saudi Arabia, issued under Royal Decree No. M/6, dated 22/03/1385 H. (corresponding to July 20, 1965 G.).

“Company” shall have the meaning set forth in the Recitals.

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

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“Compensation Committee” shall have the meaning set forth in Section 11.5(a) (The Compensation Committee).

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“Complex” shall have the meaning set forth in the Recitals.

“Constitutive Documents” shall mean the Articles of Association, the Foreign Investment License, the Certificate of Commercial Registration, and this Shareholders’ Agreement.

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“Contribution Agreement” shall mean the Contribution Agreement between each of the Founding Shareholders and the Company pursuant to which the Founding Shareholders shall transfer Development Costs incurred under the [***] to the Company pursuant to [***]

“Conversion Industries” shall have the meaning set forth in Section 3.2(a) (Development of Conversion Industries).

“Conversion Industry Development Plan” shall have the meaning set forth in Section 3.2(b) (Development of Conversion Industries).

“Conversion Industry Projects” shall have the meaning set forth in Section 3.2(a) (Development of Conversion Industries).

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

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“Deadlock Committee” shall have the meaning set forth in Section 10.2(a) (Effect of Deadlock).

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“Default Operating Plan” shall have the meaning set forth in Section 13.4(b)(ii) (Default Plans).

“Default Strategic Business Plan” shall have the meaning set forth in Section 13.4(a)(ii) (Default Plans).

“Deputy Board Chairman” shall have the meaning set forth in Section 8.1(e) (The Board of Directors).

“Development Costs” shall mean:

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(e)	Capital Contributions; and

(f)	any costs and expenses of the Company [***],

in each case, paid or funded by the Founding Shareholders or their Affiliates [***]

“Director” shall have the meaning set forth in Section 8.1(b) (The Board of Directors).

“Director Eligibility Criteria” shall have the meaning set forth in Section 8.1(c) (The Board of Directors).

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“Dispute” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

“Dispute Committee” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

“Dispute Resolution Procedures” shall mean the dispute and expert resolution procedures set forth in Annex A (Dispute and Expert Resolution Procedures).

“Dissolution Event” shall have the meaning set forth in Section 20.1 (Dissolution).

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“Dividend Policy” shall have the meaning set forth in Section 15.3 (Dividend and Shareholder Loan Repayment Policy).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Dow” shall have the meaning set forth in the Preamble.

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Dow Founding Shareholder” shall mean:

(a)	Dow Holdco or any [***] to which Dow Holdco transfers its Ownership Interest in accordance with Section 19.2 (Permitted Transfers to PublicCo and Qualifying Affiliates); or

(b)
any third party that purchases the entire Ownership Interest of Dow Holdco or its [***], and all of its direct and indirect rights and interests therein [***] or any [***] of such third party to which such third party transfers its Ownership Interest in accordance with Section 19.2 (Permitted Transfers to PublicCo and Qualifying Affiliates).

“Dow Holdco” shall have the meaning set forth in the Preamble.

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“Draft Articles of Association” shall mean the draft articles of association of the Company, as agreed between the Founding Shareholders and submitted for approval to the Ministry of Commerce and Industry of The Kingdom on October 1, 2011 [***]

“DZIT” shall have the meaning set forth in Section 14.3(b) (Taxes).

“EBITDA” shall mean, for any period, the net income of the Company determined in accordance with IFRS for such period (without giving effect to any extraordinary gains or losses), plus, without duplication:

(a)	interest expense;

(b)	income tax expense; and

(c)	depreciation and amortization expense.

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

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“Ethics and Compliance Committee” shall have the meaning set forth in Section 11.7(a) (The Ethics and Compliance Committee).

“Event of Default” shall have the meaning set forth in Section 18.1 (Events of Default).

“Expansion Feasibility Study” shall have the meaning set forth in Section 7(b) (Material Expansions of the Project).

“Expert” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

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“Finance Committee” shall have the meaning set forth in Section 11.4(a) (The Finance Committee).

“Financial Closing Date” shall have the meaning set forth in Section 6.4(a) (Funding Before Financial Closing).

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“Financial Statements” shall have the meaning set forth in Section 14.1(a)(ii) (Books and Records).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Fiscal Year” shall mean the period commencing on January 1st and ending on December 31st of each calendar year, provided that the first Fiscal Year shall be the period commencing on the Formation Date and ending on December 31, 2012.

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“Foreign Investment License” shall mean the foreign investment license in respect of Dow’s investment in the Company issued by the Saudi Arabian General Investment Authority pursuant to the Foreign Investment Regulations, promulgated under Royal Decree No. M/1, dated 5/01/1421 H. (corresponding to April 10, 2000 G.), as amended from time to time.

“Formation Date” shall mean the date on which the Certificate of Commercial Registration is issued.

“Founding Shareholder” shall mean each of the Dow Founding Shareholder and the Saudi Aramco Founding Shareholder.

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“General Assembly” shall have the meaning set forth in Section 9.1(a) (The General Assembly).

“General Auditor” shall have the meaning set forth in Section 12.1(i) (The Management Team and Senior Officers).

“General Counsel” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“Governmental Entity” shall mean the government of The Kingdom and any ministry, agency, court, judicial committee, regulatory, or other authority of the government of The Kingdom.

“Head Office” shall have the meaning set forth in Section 2.2 (Name and Head Office of the Company).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Health, Safety, Environmental, and Security Committee” shall have the meaning set forth in Section 11.6(a) (The Health, Safety, Environmental, and Security Committee).

“HSES Policies” shall have the meaning set forth in Section 15.2 (Health, Safety, Environmental, and Security Policy).

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“IAASB” shall mean the International Auditing and Assurance Standards Board.

“ICC” shall mean the International Chamber of Commerce.

“ICC Court” shall mean the International Court of Arbitration of the ICC.

“ICC Rules” shall mean the Rules of Arbitration of the ICC.

“IFRS” shall mean the International Financial Reporting Standards issued by the International Accounting Standards Board.

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“Independent Auditor” shall have the meaning set forth in Section 14.1(f) (Books and Records).

“Insolvency Event” shall mean, in respect of a Person:

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(a)
the commencement by such Person of a voluntary case, administration, or other proceedings seeking liquidation, reorganization, dissolution or winding-up, or other relief with respect to itself or its debts under bankruptcy, insolvency, reorganization, liquidation, moratorium, winding-up, composition or readjustment of debts, or other similar law of any jurisdiction now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or consenting to or failing to controvert in an appropriate manner any such relief, or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or making a general assignment for the benefit of its creditors, or failing generally to pay its debts as they become due, or taking any corporate action in any jurisdiction to authorize any of the foregoing;

(b)
the commencement of an involuntary case, administration, or other proceedings seeking liquidation, reorganization, dissolution or winding-up, or other relief with respect to such Person or its debts under any bankruptcy, insolvency, reorganization, liquidation, moratorium, winding-up, composition or readjustment of debts, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remaining undismissed and unstayed for a period of sixty (60) days;

(c)	an order for relief entered against such Person under the bankruptcy laws of any jurisdiction as now or hereafter in effect; or

(d)	any event, circumstance, or proceedings analogous to any of the foregoing in any relevant jurisdiction.

“IPO” shall have the meaning set forth in Section 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering).

“Law” shall mean any decree, law, regulation, ministerial resolution or order, implementing regulation, statute, act, ordinance, directive (to the extent having the force of law), order, treaty, code, or rule, as enacted, issued, or promulgated, or any interpretation thereof, by any government or any governmental entity, ministry, agency, court, judicial committee, or regulatory or other authority of such government having jurisdiction over the matter in question.

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“Liquidator” shall have the meaning set forth in Section 20.3 (Liquidator).

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“Losses” shall mean, with respect to any Person, any damages, losses, liabilities, claims of any kind, interest, commission, or expenses (including reasonable attorneys’ fees and expenses in defending against such liabilities and claims), suffered, incurred or paid, directly or indirectly, by such Person.

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Management Team” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

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“MinPet” shall mean the Ministry of Petroleum and Mineral Resources of The Kingdom.

“MOU” shall have the meaning set forth in the Recitals.

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“Notice” shall have the meaning set forth in Section 26.3(a) (Notices).

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“Omnibus Confidentiality Agreement” shall mean the Omnibus Confidentiality Agreement, dated as of April 27, 2007, entered into by and between, among others, Saudi Aramco and Dow in connection with the Project.

“Ownership Interest” shall mean, in respect of a Shareholder at any time:

(a)	all rights and interests under the Constitutive Documents and Applicable Law associated with the aggregate Authorized Capital contributed by such Shareholder at such time; or

(b)
if the context so requires, the aggregate Authorized Capital contributed by such Shareholder at such time expressed as a percentage of the aggregate Authorized Capital contributed by all Shareholders at such time.

“Parent Company” shall mean:

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

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“Parent Company Interest” shall mean, in respect of a Parent Company at any time:

(a)	the aggregate Ownership Interest of such Parent Company (or the aggregate Ownership Interest of its [***] that is a Founding Shareholder) at such time; or

(b)
if the context so requires, the aggregate Ownership Interest of such Parent Company (or the aggregate Ownership Interest of its [***] that is a Founding Shareholder) at such time expressed as a percentage of the aggregate Ownership Interest of all Parent Companies (or the aggregate Ownership Interest of their respective [***]) at such time.

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“Participating Shareholders” shall have the meaning set forth in Annex A (Disputes and Expert Resolution Procedures).

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“PCAOB” shall mean the Public Company Accounting Oversight Board (United States of America).

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

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“Person” shall mean any individual, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, unincorporated organization, Governmental Entity, or other entity.

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“Principal Agreements” shall mean:

(a)           this Shareholders’ Agreement;

(b)	the agreements listed in [***]; and

(c)
each other agreement related to the Project entered into from time to time between or among the Company and a Founding Shareholder (and / or its [***]) that the Founding Shareholders agree shall be a Principal Agreement.

“Product” shall mean each of the products manufactured by the Company at the Complex.

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Project” shall have the meaning set forth in the Recitals.

“Project Agreements” shall mean:

(a)	the Principal Agreements;

(b)	the Third Party Agreements; and

(c)
each other agreement or contract related to the design, construction, ownership, or operation of the Project, including engineering, procurement, and construction contracts, feedstock supply contracts, operating services contracts, and utilities contracts.

“Project Completion Date” shall have the meaning set forth in the Project Financing Agreements.

“Project Debt” shall have the meaning set forth in Section 6.6(a) (Project Financing).

“Project Execution Committee” shall have the meaning set forth in Section 11.2(a) (The Project Execution Committee).

“Project Financing Agreements” shall mean those financing agreements and documents that are entered into or provided by [***], with or to lenders to the Company or their agents or trustees in connection with the financing of the Project with the Project Debt.

“Project Operations Date” shall mean 06:00 on the day following the day on which the Complex has been fully constructed, tested, and commissioned and is determined by the Board to be prepared for the first delivery of Products.

“Project Standards” shall have the meaning set forth in Section 15.1 (Project Standards).

“Proposed Operating Plan” shall have the meaning set forth in Section 13.2(a) (Operating Plan).

“Proposed Strategic Business Plan” shall have the meaning set forth in Section 13.1(a)(i) (Strategic Business Plan).

“Proxy” shall have the meaning set forth in Section 8.2(c) (Meetings; Notice; Proxy).

“PublicCo” shall mean a company that is formed in accordance with Applicable Law to hold, directly or indirectly, the PublicCo Acquisition Interest following the purchase of the PublicCo Acquisition Interest by the PublicCo Shareholder from the Saudi Aramco Founding Shareholder in accordance with Sections 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“PublicCo Acquisition Interest” shall mean:

(a)	the PublicCo Ownership Interest; and

(b)	the corresponding aggregate amount of Subordinated Shareholder Loans to be purchased by the PublicCo Shareholder in proportion to the PublicCo Ownership Interest,

in each case, in accordance with Sections 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates).

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“PublicCo Ownership Interest” shall mean an Ownership Interest equal to thirty percent (30%) of the Authorized Capital to be purchased by the PublicCo Shareholder from the Saudi Aramco Founding Shareholder in accordance with Sections 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates).

“PublicCo Shareholder” shall mean PublicCo (or, if applicable, [***] that holds the PublicCo Ownership Interest), which in each case shall be formed in accordance with Applicable Law to hold the PublicCo Acquisition Interest to be purchased by it from the Saudi Aramco Founding Shareholder in accordance with Sections 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

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“RCJY” shall have the meaning set forth in the Recitals.

“Records Retention Policy” shall have the meaning set forth in Section 15.7 (Accounting and Retention Policies).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Related Agreement” shall mean any Project Agreement to which any Shareholder (and / or any of its Affiliates) is a party that relates directly or indirectly to the Project (or any part thereof).

“Related Dispute” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

“Related Entity Resolution” shall have the meaning set forth in Section 8.7(a) (Voting With Respect to Related Entity Transactions).

“Related Entity Transaction” shall mean any transaction or agreement (including any Project Agreement) between:

(a)	the Company; and

(b)	any Shareholder or any of its Related Persons.

“Related Person” shall mean, in relation to a Shareholder, any Person in respect of which the Shareholder or one of its Affiliates has the power directly or indirectly to direct or cause the direction of its management and policies and / or in which the Shareholder or one of its Affiliates owns directly or indirectly [***] or more of the equity (but excluding the Company).

“Related Shareholder” shall have the meaning set forth in Section 17.1(a) (Related Entity Transactions Generally).

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“Saudi Aramco” shall have the meaning set forth in the Preamble.

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

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“Saudi Aramco Founding Shareholder” shall mean:

(a)	Saudi Aramco Holdco or any [***] to which Saudi Aramco Holdco transfers its Ownership Interest in accordance with Section 19.2(b) (Permitted Transfers to PublicCo and Qualifying Affiliates); or

(b)
any third party that purchases the entire Ownership Interest of Saudi Aramco Holdco or its [***], and all of its direct and indirect rights and interests therein [***] or any [***] of such third party to which such third party transfers its Ownership Interest in accordance with Section 19.2(b) (Permitted Transfers to PublicCo and Qualifying Affiliates).

“Saudi Aramco Holdco” shall have the meaning set forth in the Preamble.

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“Saudi Riyals” shall mean the lawful currency of The Kingdom.

“Secondees” shall have the meaning set forth in Section 12.2(b) (Employees of and Secondees to the Company).

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“Secondment Agreement” shall mean the Secondment Agreement, to be entered into by and among each of the Founding Shareholders and the Company with respect to the secondment of employees to the Company in accordance with Section 12.2 (Employees of and Secondees to the Company).

“Senior Officer” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Shareholder” shall mean each of the Founding Shareholders and any other Person (including the PublicCo Shareholder) that becomes a shareholder in the Company in accordance with Sections 18 (Events of Default) or 19 (Transfer and Exit Provisions).

“Shareholder Advance Agreement” shall mean the Shareholder Advance Agreement, to be entered into as soon as is practicable following the Formation Date by and among Saudi Aramco Holdco, Dow Holdco, and the Company.

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“Shareholders’ Agreement” shall have the meaning set forth in the Preamble.

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“Subordinated Shareholder Loan Agreement” shall mean each loan agreement, to be entered into between [***] and the Company, pursuant to which [***] shall make Subordinated Shareholder Loans to the Company in accordance with [***] and Section 6.5(c) (Additional Shareholder Funding).

“Subordinated Shareholder Loans” shall mean all loans provided by [***] to the Company, including the accounts payable owing to [***], and any Advances made by a Founding Shareholder under the Shareholder Advance Agreement, [***]

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“Taxes” shall mean all taxes that relate to the Company and / or the Project, including income tax, zakat, duties, levies, and assessments, including withholding tax, customs duties, sales tax, value added tax, consumption tax, and stamp duty, together with any interest, surcharges, fines, or penalties thereon or in addition thereto and regardless of whether any of the same are chargeable directly or indirectly against, or attributable directly or indirectly to, any Person.

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

“Term” shall have the meaning set forth in Section 4.2 (Term and Termination of Shareholders’ Agreement; Survival).

“The Kingdom” shall have the meaning set forth in the Preamble.

“Third Party Agreements” shall mean each agreement related to the supply of feedstock, industrial gases or utilities, or other goods or services to the Project entered into from time to time between or among the Company and any Person that is not a Founding Shareholder (or its Affiliate).

“Transfer” shall mean [***]. “Transferred” shall be construed accordingly.

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“Transferor” shall mean a Shareholder proposing to effect or permit a Transfer in accordance with [***].

“Transfer Period” shall mean a period of [***]

“Tribunal” shall have the meaning set forth in Annex A (Dispute and Expert Resolution Procedures).

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[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

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“United States Dollars” or “U.S.$” shall mean the lawful currency of the United States of America.

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“US GAAP” shall mean generally accepted accounting principles in the United States of America.

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“VP – Business and Services” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“VP – Industrial Relations” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“VP – Manufacturing and Engineering” shall have the meaning set forth in Section 12.1(a) (The Management Team and Senior Officers).

“Willful Misconduct” shall mean any willful act or omission of a Person (including the willful breach of this Agreement) that is intended to cause, or is in reckless disregard of or wanton indifference to, the consequences that such act or omission would have on the rights, business, operations, health, or safety of another Person.

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

1.2	Usage

In this Shareholders’ Agreement, the recitals and headings are for convenience only and shall not affect its interpretation and except where the context otherwise requires:

(a)           a reference to an enactment or regulation shall include a reference to any subordinate law, decree, resolution, order, or the like made under the relevant enactment or regulation and is a reference to that enactment, regulation or subordinate law, decree, resolution, order, or the like, as amended, consolidated, modified, re-enacted, or replaced from time to time;

(b)           words in the singular shall include the plural and vice versa and references to one gender shall include other genders;

(c)           unless otherwise expressly stated, a reference to an Annex, Part, Section, or Paragraph shall be a reference to an annex, part, section, or paragraph (as the case may be) of or to this Shareholders’ Agreement;

(d)           if a period of time is specified as from a given day, or from the day of an act or event, it shall be calculated inclusive of that day;

(e)           references to years, quarters, months, days, and the passage of time shall be construed in accordance with the Gregorian calendar and, unless otherwise specified, references to time refer to the time in The Kingdom;

(f)           a reference to “includes” or “including” shall mean “includes without limitation” or “including without limitation”, as applicable;

(g)           references to writing shall include any mode of reproducing words in any legible form, but shall exclude e-mail except where expressly stated;

(h)           the Annexes form part of this Shareholders’ Agreement and reference to this Shareholders’ Agreement shall include such Annexes;

(i)           references to any agreement or contract, including this Shareholders’ Agreement, shall be interpreted to mean such agreement or contract, as amended, supplemented, restated, and / or otherwise modified in accordance with its terms from time to time;

(j)           references to any Governmental Entity or any governmental department, commission, board, bureau, agency, regulatory authority, instrumentality, or judicial or administrative body, in any jurisdiction shall include any successor to such entity; and

(k)           a reference to a party or to any other person includes a reference to its successors and permitted transferees and assigns.

2.	EFFECTIVENESS AND FORMATION

2.1	Effectiveness

(a)           This Section 2.1 and Sections 1 (Definitions and Usage), 21 (Confidential Information), 24 (Dispute Resolution Procedures), 25 (Assignment), and 26 (Miscellaneous) shall become effective upon the date hereof. The other provisions of this Shareholders’ Agreement shall become effective upon the Formation Date.

(b)           As soon as practicable following the date hereof, the Founding Shareholders shall cause the Company to be established as a limited liability company duly organized and existing under the laws of The Kingdom [***]

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2.2	Name and Head Office of the Company

The name of the Company shall be Sadara Chemical Company. The head office of the Company (the “Head Office”) shall be located in the Eastern Province at Jubail, The Kingdom, or such other place within The Kingdom as the Shareholders may decide. In addition, the Company may establish branches, offices, or agencies in such other places inside or outside The Kingdom as the Shareholders approve to carry out the Business of the Company.

3.	BUSINESS OF THE COMPANY

3.1	General Business Objectives

(a)           The objective of the Company is the implementation of the Project, which shall include:

(i)	the design, construction, ownership, and operation of the Complex;

(ii)	the manufacturing of hydrocarbon products and any other chemical and petrochemical products (including any products produced as a consequence of expansions of the Project);

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(iii)	the marketing and sale of Products;

(iv)	the promotion and development of conversion industries as further described in Section 3.2 (Development of Conversion Industries);

(v)	engaging in research and development;

(vi)	investigating and pursuing suitable opportunities for expansion of the Project; and

(vii)	all other lawful activities related to the exploitation of the Project for the benefit of the Shareholders.

The Constitutive Documents shall be construed accordingly. The Complex shall be operated and maintained, at all times, in a commercially prudent manner designed to maximize the Company’s value and achieve high levels of efficiency, productivity, profitability, and health, safety, and environmental practices.

(b)	The Company shall be authorized to create affiliated or subsidiary companies as required to implement the Project, including:

(i)	in connection with the financing of the engineering, procurement, and construction of the Project;

(ii)	the operation of the Complex; and

(iii)	for such other purposes as the General Assembly may decide, in each case, in furtherance of the objectives of the Company.

(c)	The activities set forth in this Section 3, as may be amended from time to time, shall together constitute the “Business” of the Company.

3.2	Development of Conversion Industries

(a)           The Shareholders acknowledge and agree that one of the leading objectives of the Company is to promote self-sustaining, export-oriented downstream conversion industries generally within The Kingdom and specifically within Al Jubail Industrial City II (“Conversion Industries”). It is intended that the Company will achieve this objective by developing and implementing directly and in collaboration with third parties, and by offering a unique slate of Products and services to, specific projects in The Kingdom for the downstream conversion of the Company’s Products into end-use products (the “Conversion Industry Projects”). It is also intended that the Conversion Industry Projects will be developed and implemented under a self-sustaining business model that provides value-enhancing opportunities for the Company and other participants in each step of the value chain of those Conversion Industry Projects, including value-added uses of the Company’s smaller intermediate streams, savings in logistics costs, low cost-to-serve economics, base-load opportunities, and product grade enhancement.

(b)           The Shareholders shall cause the Company to use commercially reasonable efforts to collaborate with private sector entities and appropriate Governmental Entities, including the RCJY and the National Industrial Clusters Development Program, to create favorable conditions and establish a commercially enabling environment to promote the development of Conversion Industries and to identify appropriate opportunities for the Company’s participation in the Conversion Industry Projects. The Shareholders (and / or their Affiliates) accordingly have completed, and shall transfer to the Company in accordance with Section 6.3 (Contribution of Development Costs), a project scoping study setting out principles, methodologies, plans, and parameters for the Company’s promotion of Conversion Industries and participation in the Conversion Industry Projects (as further developed by the Company, the “Conversion Industry Development Plan”).

(c)           The Founding Shareholders shall cause the Company to commit to fund the development and implementation of the Conversion Industry Projects in accordance with the Conversion Industry Development Plan and in consultation with MinPet, provided that the aggregate financial commitment of the Founding Shareholders and the Company in connection with the promotion of Conversion Industries, including by way of direct participation in the form of equity investments in the Conversion Industry Projects [***]

3.3	[***]

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3.4	Conversion Industry Standards and Documentation

Without limiting the generality of Sections 3.2 (Development of Conversion Industries) or 3.3 (Conversion Industry Customers and Markets), the Shareholders will, prior to the Project Operations Date, use their commercially reasonable efforts in coordination with appropriate Governmental Entities to develop standards and relevant documentation to support the growth of Conversion Industries into an integrated network of raw materials suppliers, downstream manufacturers, strategic customers, and service providers, including standards pertaining to service and feedstock supply agreements with predictable and enabling pricing arrangements and operational and planning assistance procedures designed, in each case, to attract potential new industries to The Kingdom.

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4.	DURATION; TERM; TERMINATION

4.1	Duration of the Company

No later than the date that is ten (10) years prior to the expiration of the duration of the Company pursuant to the Articles of Association, the Shareholders shall, or shall cause the Company to, amend the Articles of Association such that the duration of the Company shall end on the date that is ninety-nine (99) years after the Project Completion Date.

4.2	Term and Termination of Shareholders’ Agreement; Survival

The term of this Shareholders’ Agreement (the “Term”) shall commence upon the date hereof and shall end upon expiration of the duration of the Company as set forth in the Articles of Association unless terminated earlier in accordance with its terms and conditions. At the end of the Term, this Shareholders’ Agreement shall have no further force and effect, provided that, except as otherwise provided herein or as may be agreed by the Shareholders, no termination of this Shareholders’ Agreement shall release any Shareholder from any liability to any other Shareholder, or prejudice any of the rights or remedies that the Shareholders may have in respect of any such liability, that at the time of such termination has already accrued, nor affect in any way the survival of any right, duty, or obligation of any Shareholder that is expressly stated elsewhere in this Shareholders’ Agreement to survive the termination hereof. Section 1 (Definitions and Usage), this Section 4.2, Sections 15.6 (Non-Breach of Law), [***], 21 (Confidential Information), 22 (Indemnification and Liability), 24 (Dispute Resolution Procedures), 25 (Assignment), and 26 (Miscellaneous), and Annex A (Dispute and Expert Resolution Procedures) shall continue in force after such termination.

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5.	INITIAL OWNERSHIP INTEREST; SALE TO PUBLICCO

5.1	Initial Ownership Interest

In exchange for the initial Capital Contributions set forth in Section 6.1 (Initial Authorized Capital):

(a)	the Saudi Aramco Founding Shareholder shall have an Ownership Interest equal to sixty-five percent (65%); and

(b)	the Dow Founding Shareholder shall have an Ownership Interest equal to thirty-five percent (35%),

of the aggregate Ownership Interests of all Shareholders.

5.2	Sale of PublicCo Acquisition Interest; Initial Public Offering

(a)           The Saudi Aramco Founding Shareholder, taking into account market conditions and applicable legal requirements, shall sell to the PublicCo Shareholder the PublicCo Acquisition Interest, concurrently with an initial public offering of PublicCo on the Saudi Stock Market, Tadawul (the “IPO”) [***]

(b)           Immediately prior to the IPO, the Founding Shareholders shall, or shall cause the Company or [***] to, modify, amend, and supplement this Shareholders’ Agreement, the other Constitutive Documents, and any relevant Project Agreements solely to the extent required to accommodate the PublicCo Shareholder’s admission as a Shareholder in the Company and the implementation of the IPO [***]

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(e)           Prior to, and as a condition of, the sale of the PublicCo Acquisition Interest to the PublicCo Shareholder, the Founding Shareholders agree that the PublicCo Shareholder shall execute and deliver to the Founding Shareholders and the Company an Accession Agreement, in the form attached to this Shareholders’ Agreement as Annex B (Form of Accession Agreement), confirming the PublicCo Shareholder’s admission as a Shareholder and its agreement to be bound by the terms of this Shareholders’ Agreement and any obligations of confidentiality and such other documents and agreements as shall be reasonably requested by the Founding Shareholders and the Company in connection with the Project.

5.3	Reduction of Saudi Aramco’s Initial Ownership Interest

Upon the sale to the PublicCo Shareholder of the PublicCo Ownership Interest, the Saudi Aramco Founding Shareholder’s Ownership Interest shall be reduced by the Ownership Interest acquired by the PublicCo Shareholder.

6.	CAPITAL CONTRIBUTIONS; FINANCING

6.1	Initial Authorized Capital

The initial Authorized Capital shall be as set out in the Articles of Association on the Formation Date. On or prior to the Formation Date, each Founding Shareholder shall make an initial Capital Contribution to the Company and receive an Ownership Interest in accordance with Section 5.1 (Initial Ownership Interest).

6.2	[***]

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6.3	Contribution of Development Costs

(a)           As soon as practicable after [***], and consistent with Applicable Law:

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6.4	Funding Before Financial Closing

(a)           Following [***] until the date on which the conditions to initial disbursement of the Project Debt under the Project Financing Agreements have been fulfilled (the “Financial Closing Date”), the Founding Shareholders intend to fund all expenditures of the Company authorized by the Approved Operating Plan by loans to be provided by banks or other financial institutions (each a “Bridge Loan”). Each Founding Shareholder shall procure the provision of several (and neither joint nor joint and several) guarantees in respect of the Bridge Loans proportionate to its Ownership Interest from its Parent Company [***].

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(d)           The Founding Shareholders intend that the Bridge Loans will be repaid by the Project Debt in accordance with Section 6.6 (Project Financing) on the Financial Closing Date.

6.5	Additional Shareholder Funding

(a)           Subject to Section [***] 6.4 (Funding Before Financial Closing) and at all times from and after the initial Authorized Capital of the Company has been fully paid up pursuant to Section 6.1 (Initial Authorized Capital), any additional funding from the Shareholders required in order for the Company to meet its anticipated operational and capital requirements as set forth in the Approved Strategic Business Plan and the Approved Operating Plan, shall be funded by Project Debt in accordance with Section 6.6 (Project Financing), or if approved by the Shareholders in accordance with Section 9.3 (Powers of the General Assembly), through:

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(i)	making Capital Contributions to the Company;

(ii)	extending, or causing [***] to extend, Subordinated Shareholder Loans to the Company; or

(iii)	such other mechanism as the Shareholders may agree, consistent with Applicable Law.

(b)           If a Shareholder fails to:

(i)	make any Capital Contributions that are approved in accordance with Section 9.3(b)(ii) (Powers of the General Assembly); or

(ii)	extend any Subordinated Shareholder Loans that are approved in accordance with Section 9.3(a)(vi) (Powers of the General Assembly),

in either case, in an amount in proportion to its Ownership Interest of such increase in the Authorized Capital or extensions of Subordinated Shareholder Loans, as the case may be, then, [***]:

(A)	the other Shareholders may elect to fund the resulting deficiency on a pro rata basis as between themselves; and

(B)
in the case of Capital Contributions, each Shareholder’s Ownership Interest shall be adjusted (upward or downward, as applicable) to reflect the proportionate amount of Capital Contributions made by each Shareholder.

(c)           All Subordinated Shareholder Loans shall be identical for all Shareholders (other than in respect of the lender thereunder and the principal amount but including a requirement that such Subordinated Shareholder Loans be drawn on a pro rata basis) and shall:

(i)	bear interest at a market rate consistent with Applicable Laws;

(ii)	have no fixed maturity date; and

(iii)	not be subject to repayment on demand by any Shareholder.

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(d)           Contributions of goods and services by any Shareholder to the Company after the contribution of Development Costs pursuant to Section 6.3 (Contribution of Development Costs) may be:

(i)	transferred to the Company and converted into Capital Contributions; or

(ii)	invoiced to the Company,

in either case, in accordance with Applicable Law and IFRS, and solely to the extent approved by the General Assembly in accordance with Section 9.3 (Powers of the General Assembly).

(e)           With respect to Article 180 of the Companies Law:

(i)
if, at any time during the Term, the Company’s accumulated losses are within five percent (5%) of the percentage of accumulated losses that would cause liability to attach to the Shareholders pursuant to Article 180 of the Companies Law, the Shareholders shall cause the General Assembly to meet within fifteen (15) days from such time to consider what, if any, action to take (including the conversion of Subordinated Shareholder Loans to Authorized Capital and offsetting the Company’s statutory reserve against such losses) in order to avoid the Company’s accumulated losses equaling or exceeding such percentage of accumulated losses that would cause liability attaching to the Shareholders pursuant to Article 180 of the Companies Law; and

(ii)
subject to the preceding Paragraph (i), each Shareholder (in its capacity as shareholder in the Company and in each other capacity, including as a party to any contracts entered into with the Company or another Shareholder, as the case may be) hereby irrevocably and unconditionally agrees to waive and waives, and shall cause each of its Affiliates that are parties to a Project Agreement to waive, to the maximum extent permitted by Applicable Law, all rights it has or may have under or pursuant to Article 180 of the Companies Law against any other Shareholder in its capacity as shareholder in the Company and against the Company, including any rights to contribution or payment of any sum under or pursuant to Article 180 of the Companies Law or rights to bring or pursue proceedings to enforce or pursue any rights or claims in each case arising under or pursuant to Article 180 of the Companies Law.

6.6	Project Financing

(a)           In order to pursue an efficient and cost-effective financing plan that allows the financial strength of Saudi Aramco and Dow to be appropriately utilized, the Founding Shareholders shall assess various options and develop a debt financing plan and structure for the Project that shall optimize debt financing terms for the Company, with due regard to the Founding Shareholders’ respective interests (the “Project Debt”). The Shareholders and the Management Team shall work together to achieve a targeted [***] ratio of the Project Debt to the aggregate of Capital Contributions and Subordinated Shareholder Loans. Notwithstanding the foregoing and subject to the Project Financing Agreements:

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(i)	as a general principle, the Shareholders intend to maximize Project Debt to the extent consistent with schedule, cost, and operational considerations; and

(ii)	to the extent practicable, the provision by the Shareholders of any Capital Contributions or Subordinated Shareholder Loans shall occur pro rata with the proceeds of the Project Debt or be back-ended.

(b)           Taking into consideration the impact on the Shareholders and subject to Section 6.7 (Shareholder Credit Support), the Project Debt shall:

(i)	be of a non-recourse nature; and

(ii)	involve regionally and globally competitive overall costs, commission rates, and tenors consistent with the objectives of the Shareholders, as agreed by the Founding Shareholders.

(c)           The Founding Shareholders shall cause the Company to use its commercially reasonable efforts to maximize the benefit to itself of all available grants, insurance programs, and any other benefits offered by governmental, quasi-governmental bodies, and any export credit agencies to projects in The Kingdom to the extent practicable. The Founding Shareholders intend that the Company shall utilize such local (in-Kingdom), regional, Islamic, and other international financing sources as may be required to optimize the financial attractiveness of the Project. The Company shall engage internationally recognized financial arrangers to assist with the financing of the Project.

6.7	Shareholder Credit Support

(a)           To the extent required by the senior lenders providing the Project Debt pursuant to the Project Financing Agreements, and subject to the agreement of the Founding Shareholders, each Founding Shareholder shall procure the provision of several (and neither joint nor joint and several) completion guarantees in respect of the Project Debt provided under the Project Financing Agreements proportionate to its Ownership Interest from its Parent Company [***], provided that [***] upon the sale to the PublicCo Shareholder of the PublicCo Acquisition Interest, the amount of the Saudi Aramco Founding Shareholder’s completion guarantee shall be reduced to an amount proportionate to the Saudi Aramco Founding Shareholder’s resulting Ownership Interest.

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7.	MATERIAL EXPANSIONS OF THE PROJECT

(a)           The Shareholders agree that they are committed to the long-term growth and expansion of the Project into one of the world’s leading integrated chemicals projects and that the Company shall continually search for and exploit new, attractive business opportunities as it sees fit in order that the Project may so develop. [***]

(b)           Any Shareholder or Shareholders may propose a material expansion of the Project and request that the Company conducts a feasibility study (an “Expansion Feasibility Study”) in respect of such proposed material expansion, provided that the Company shall only be required to conduct an Expansion Feasibility Study if such proposing Shareholder or Shareholders agree to underwrite any costs and expenses incurred by the Company in doing so if the Shareholders do not subsequently agree that the Company should proceed with such material expansion in accordance with Section 7(d) on substantially the same basis as originally proposed by such proposing Shareholder or Shareholders.

(c)           Any Expansion Feasibility Study conducted by the Company shall, in respect of a proposed material expansion of the Project, inter alia:

(i)	analyze its scope and its technical, financial, commercial, and economic feasibility;

(ii)	determine its feedstock and technology requirements and the availability of such feedstocks and technologies;

(iii)	calculate its total estimated construction costs and the time period required to complete its construction;

(iv)	assess how to integrate it into the Project and the overall impact on the Project;

(v)	assess the extent of any construction and operational risks that it creates that are incremental or additional to those already present in the Project;

(vi)	assess the extent of any liabilities and risks that it creates that are incremental or additional to those already existing for the Company and the Shareholders;

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(vii)	determine what (if any) additional permits, licenses, and consents or variations to existing permits, licenses, and consents will be required;

(viii)	assess financing options;

(ix)	propose a strategic business plan, operating plan, and marketing plan in respect of it and the products it will manufacture; and

(x)	assess whether it can be developed, constructed, financed, operated, and maintained successfully other than by the Company and separate from the Project.

(d)           If, following the receipt of an Expansion Feasibility Study, each Shareholder approves such proposed material expansion, then the Company shall proceed with the development, construction, financing, operation, and maintenance of such material expansion and it shall be integrated fully into the Project. [***]

(e)           If, following the receipt of an Expansion Feasibility Study, one or more, but not all, of the Shareholders approves such proposed material expansion, then:

(i)
such approving Shareholder or Shareholders may proceed with the development, construction, financing, operation, and maintenance of such material expansion through an entity other than the Company, provided that:

(A)
the Shareholder or Shareholders proceeding with the material expansion shall indemnify, defend, and hold harmless the Company and any Shareholders not proceeding with such material expansion from and against any Losses arising as a consequence of such material expansion and any adverse effects it may have on any aspect of the existing Project and the existing and projected revenue and cash flow of the Company and

(B)	provided further that the financing arrangements for such material expansion do not impact in any way the terms and conditions of the existing Project Financing Agreements; and

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(ii)
any Shareholders not participating in such material expansion shall act reasonably and in good faith, and shall use their commercially reasonable efforts to ensure that the Company does the same, to support the development, construction, and operation of such material expansion and in respect of all other reasonable requests made by the Shareholders proceeding with such material expansion, including the provision of a sub-lease by the Company for a suitable site on which to locate such material expansion proximate to the Project and the provision by the Company of shared facility arrangements, services, utilities, and Products at reasonable commercial rates, provided that no Shareholder shall have any obligation to license or procure the license of relevant technology or provide feedstock or procure the provision of feedstock in connection with such material expansion.

8.	THE BOARD OF DIRECTORS

8.1	The Board of Directors

(a)           Except as reserved for determination by the Shareholders pursuant to Section 9.3 (Powers of the General Assembly), the overall management and control of the Company shall be managed by a board of directors (the “Board”).

(b)           The Board shall consist of eight (8) members (each a “Director”). Prior to the sale to the PublicCo Shareholder of the PublicCo Acquisition Interest in accordance with Sections 5.2 (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates), each Founding Shareholder shall have the right to nominate four (4) Directors. Upon the sale to the PublicCo Shareholder of the PublicCo Acquisition Interest in accordance with Sections 5.2 (Sale of PublicCo Acquisition Interest; Initial Public Offering) and 19.2(a) (Permitted Transfers to PublicCo and Qualifying Affiliates) [***]. Each Shareholder shall vote for the appointment of the individuals nominated by the Founding Shareholders and the PublicCo Shareholder to be Directors in accordance with this Section 8.1(b), provided that each such individual satisfies the Director Eligibility Criteria.

(c)           To be eligible to serve as a Director, any individual nominated by either Founding Shareholder or the PublicCo Shareholder must satisfy the following criteria (the “Director Eligibility Criteria”):

(i)	be of sound mind and health and capable of managing his or her affairs and the affairs of the Company;

(ii)	not be the subject of any criminal conviction relevant to the governance or affairs of the Company, or otherwise of a serious nature;

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(iii)	not be bankrupt or insolvent or not have made or entered into any arrangement or composition with his or her creditors generally;

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(d)           If at any time a Director ceases to satisfy the Director Eligibility Criteria, then the Shareholder that nominated such Director shall procure the immediate resignation of such Director and nominate a replacement Director who satisfies the Director Eligibility Criteria.

(e)           Meetings of the Board shall be presided over by a chairman (the “Board Chairman”). In addition, a deputy chairman (the “Deputy Board Chairman”), a secretary (the “Board Secretary”), and an assistant secretary (the “Assistant Board Secretary”) shall be appointed as provided in this Section 8.1(e). The Board Chairman shall be nominated by [***] and the Deputy Board Chairman shall be nominated by [***]. Both the Board Chairman and the Deputy Board Chairman shall be nominated from amongst the Directors then appointed to the Board. Neither the Board Chairman nor the Deputy Board Chairman shall have a tie-breaking vote in the event of a tie in a Board vote or any other corporate governance powers or rights other than their single votes in their capacities as Directors. The Board Secretary shall be appointed by [***] and the Assistant Board Secretary shall be appointed by [***] for, in each case, such periods of time as the Board shall determine in accordance with Section 8.6(f) (Board Action in General). The Board Secretary and the Assistant Board Secretary shall not be Directors. Each Shareholder shall cause the Directors appointed by it to vote in favor of the appointment of such nominees to these positions in accordance with this Section 8.1(e).

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(f)           Other than the initial Directors, who shall serve for a term of five (5) years, each Director shall serve for a term of three (3) years following his or her appointment to the Board, unless:

(i)	the Director resigns or is removed and a successor is appointed by the Shareholder that nominated such Director in accordance with Section 8.1(g); or

(ii)	the Shareholder that nominated such Director ceases to be a Shareholder.

For the avoidance of doubt, the Shareholders may reappoint individuals for successive terms as Directors.

(g)           Directors may be removed by the Shareholder that nominated them, at any time (with or without cause), upon Notice to each other Shareholder and the Board Secretary. Additionally, any Director may resign at any time upon Notice to the Shareholder represented by such Director and the Board Secretary. In either case, the Shareholder that nominated such Director may nominate a replacement Director to fulfill the remaining term of the Director who has been removed or has resigned and each Shareholder shall vote in favor of the appointment of such replacement, provided that such individual satisfies the Director Eligibility Criteria.

(h)           All Directors shall have equal voting rights, with each Director having one (1) vote.

(i)           Each Shareholder shall cause the Directors it has nominated to discharge their duties in compliance with Applicable Law and the Constitutive Documents.

8.2	Meetings; Notice; Proxy

(a)           The Board shall meet at least four (4) times in each Fiscal Year (but if the first Fiscal Year is nine (9) months or less, the number of Board meetings shall equal at least the number of full calendar quarters in such Fiscal Year plus one (1)) and a majority of meetings shall be held in The Kingdom, unless otherwise agreed by a resolution of the Board. Any two (2) Directors may convene additional Board meetings by delivering a Notice to the Board Chairman or the Board Secretary, for good cause or a substantial reason related to the Project or the Company, the resolution of which cannot be reasonably deferred to a scheduled meeting of the Board.

(b)           The Board Secretary (or, in the Board Secretary’s absence, the Assistant Board Secretary) shall convene any meeting of the Board by delivering to each Director a Notice (including the agenda for such meeting) at least fourteen (14) days prior to the proposed date therefor. The agenda of each meeting shall include any matter submitted to the Board Secretary by any two (2) Directors at least two (2) days prior to the delivery of the Notice for such meeting. A Director may waive (with respect to that Director), in writing, any requirement for advance notice of any meeting. A written retrospective waiver of notice, signed by a Director, shall be deemed equivalent to proper delivery of a Notice to that Director. A Director’s attendance at a Board meeting shall constitute a waiver of notice (with respect to that Director) of that meeting, unless such attendance was solely for the purpose of protesting the inadequacy of the Notice.

(c)           A Director may be represented at any Board meeting by any other Director, provided that the latter has been duly appointed as a proxy (“Proxy”) by the former in writing and Notice of such appointment is delivered to the Board Secretary prior to such Board meeting.

(d)           Minutes of Board meetings shall be taken by the Board Secretary or, in the Board Secretary’s absence, the Assistant Board Secretary, recorded in the English language, circulated to the Directors, and, if agreed, signed by the Board Chairman and Deputy Board Chairman. The documents evidencing the adoption of resolutions shall be filed by the Board Secretary or, in the Board Secretary’s absence, the Assistant Board Secretary, in the minute book of the Company to be kept at the Head Office.

(e)           Any Director may abstain from a vote on any matter, provided that if any Director so abstains, then, notwithstanding anything to the contrary in this Shareholders’ Agreement, the relevant voting threshold set out in Section 8.6 (Board Action in General) shall remain unchanged.

8.3	Quorum, Telephonic Meetings

(a)           Subject to Section 8.7(b) (Voting With Respect to Related Entity Transactions):

(i)	the quorum for any duly convened Board meeting shall be six (6) Directors attending in person or by Proxy; and

(ii)
no meeting of the Board shall be valid and properly convened (and no business conducted at a meeting of the Board shall be valid) unless at least six (6) Directors attend such meeting in person or by Proxy.

(b)           A Director may participate in any regularly-scheduled Board meeting by telephone, by video conference, or by any other similar electronic means through which all Directors may communicate simultaneously. Such participation shall constitute presence at such Board meeting.

8.4	Written Consent

Any resolution of the Board may be taken without a meeting of the Board if such resolution is sent to each of the Directors in the manner specified in Section 26.3 (Notices) and the requisite number of Directors, as set out in Section 8.6 (Board Action in General), sign such resolution or counterparts thereof to indicate their approval. The written consents of the Directors to such resolutions shall be forwarded to the Board Secretary for inclusion in the minute book of the Company.

8.5	Remuneration of Directors

The Company shall be responsible for the payment of remuneration (if any) of Directors and the reimbursement of out-of-pocket and travel-related expenses payable to any Directors and their Proxies in accordance with the policies of the Company approved by the General Assembly pursuant to Sections 9.3(a)(i) and 9.3(a)(ii) (Powers of the General Assembly), respectively.

8.6	Board Action in General

Except as otherwise expressly provided in this Shareholders’ Agreement, no decision of the Board shall be valid unless adopted by written resolution with the affirmative vote of at least [***] Directors. Without limiting the authority of the Board granted by Section 8.1(a) (The Board of Directors), the following matters shall be determined by the Board and may not be delegated by the Board for determination by a Board Committee or the Management Team, provided that the Board may delegate such matters for determination by the Project Execution Committee in accordance with Section 11.2 (The Project Execution Committee):

(a)	approval of and modification to the guidelines and instructions to be given by the CEO:

(i)	to the Management Team in respect of the preparation of the Proposed Strategic Business Plan and the annual enterprise risk management report pursuant to Section 13.1(a) (Strategic Business Plan); and

(ii)	in respect of the Proposed Operating Plan pursuant to Section 13.2(a) (Operating Plan);

(b)	approving the Proposed Strategic Business Plan and any subsequent modifications to the Approved Strategic Business Plan;

(c)	approving the Proposed Operating Plan and any subsequent modifications to the Approved Operating Plan;

(d)           in respect of:

(i)
the design, engineering, and construction of the Complex, resolving any disagreements within the Project Execution Committee referred to the Board pursuant to Section 11.2(b) (The Project Execution Committee); and

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

(e)
subject to the requirements of Section 15 (Policies of the Company), adopting, amending, altering, or adding to the Project Standards, and defining the responsibilities of and delegating powers and authority to the Management Team;

(f)
subject to the requirements of Section 8.1(e) (The Board of Directors), determining the time periods of appointment of the Board Chairman, the Deputy Board Chairman, the Board Secretary, and the Assistant Board Secretary;

(g)
subject to the requirements of this Section 8.6 and Section 11 (Board Committees), creating or dissolving Board Committees and / or approving the delegation of authority or responsibility to such Board Committees, and any amendments thereto;

(h)	adopting resolutions in respect of recommendations to the General Assembly for approval pursuant to Section 9.3 (Powers of the General Assembly);

(i)	approving the agenda of the General Assembly;

(j)
creating, designating, changing, or eliminating the positions of Senior Officers and / or the organizational structure of the Company and / or appointing or removing and determining the compensation and terms and conditions of employment of any of the Senior Officers and the General Auditor;

(k)	approving the insurance strategy to be implemented and the principal policies to be arranged by the Company in accordance with Section 23 (Insurance);

(l)	initiation or settlement, waiver, or other disposition of any claims, lawsuits, or other proceedings involving the Company where the amount in dispute is in excess of the equivalent of [***];

(m)	approval of the execution of the Project Agreements by the Company and any material amendments, variations, or waivers thereto;

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(n)	approval of the execution of the Bridge Financing Agreements and the Project Financing Agreements by the Company and any material amendments, variations, or waivers in relation thereto;

(o)	except as otherwise specified in this Shareholders’ Agreement, approving the financing plan of the Company (including the Bridge Loans and the Project Debt);

(p)	incurring any indebtedness for borrowed funds (including issuing guarantees, sureties, or indemnities to third parties, finance leases, and other similar obligations) except:

(i)	the Bridge Loans and the Project Debt;

(ii)	in the ordinary course of business; or

(iii)	as provided in the Approved Strategic Business Plan or the Approved Operating Plan;

(q)
the creation or granting of any pledge, lien, charge, encumbrance, mortgage, sale, lease, transfer right, or other security interest whatsoever upon any of the assets, business, undertakings, shares, or other ownership interests of the Company except:

(i)	pursuant to the Project Financing Agreements;

(ii)	if arising under the retention of title clauses in the ordinary course of business; or

(iii)	as provided in the Approved Strategic Business Plan or the Approved Operating Plan;

(r)
prior to the Project Completion Date, implementing modifications to the Project so long as the aggregate effect of such modifications, individually or when added to all previous modifications approved by the Board in accordance with this Section 8.6(r), would not:

(i)	result in an increase of more than [***] in the total construction costs;

(ii)	delay the Project Completion Date by more than [***]; or

(iii)	materially change the targeted capacity of any plant that manufactures Products;

(s)
incurring any proposed capital expenditure in excess of the equivalent of [***] except as may be provided in the Approved Operating Plan in connection with the construction, testing, and commissioning of any part of the Project;

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(t)	writing-off of any accounts receivable except in accordance with the Accounting Policy;

(u)
establishing or closing deposit and other accounts of the Company in accordance with Section 15.12 (Accounts) and altering any mandate for the operation of those accounts (other than the substitution of any Person nominated as a signatory by the Person entitled to make such nomination);

(v)	subject to Section 8.7 (Voting With Respect to Related Entity Transactions), executing, modifying, or amending any Related Entity Transaction; and

(w)	recommending to the General Assembly a change in the jurisdiction of organization or tax residence of the Company.

8.7	Voting With Respect to Related Entity Transactions

(a)           Notwithstanding anything to the contrary in this Shareholders’ Agreement, no action shall be taken by the Company with respect to the Company’s entry into, termination, exercise, amendment, modification, variation, waiver, compromise, assertion, or enforcement of any material claim, right, term, or obligation under, or with respect to any Related Entity Transaction (other than:

(i)	in connection with the undertakings set out in Section 7(e)(ii) (Material Expansions of the Project);

(ii)	[***]

(iii)	in respect of a Related Entity Transaction for which both Founding Shareholders are Related Shareholders),

without the approval of the Board in accordance with this Section 8.7 (a “Related Entity Resolution”).

(b)           Prior to voting on any Related Entity Resolution, the Directors nominated by the relevant Related Shareholder shall identify themselves to the other Directors. If a Related Entity Resolution is not approved by the Board pursuant to the initial vote of the Board in accordance with Section 8.6 (Board Action in General), then after a period of at least fourteen (14) days from such initial vote, the Directors nominated by the Founding Shareholder that is not the Related Shareholder may convene a further Board meeting to resolve such matter. The Directors nominated by the relevant Related Shareholder may attend such further Board meeting but shall not be entitled to vote on the Related Entity Resolution. However, the unanimous vote of the Directors entitled to vote on such matter shall be required for the Related Entity Resolution to be approved and, notwithstanding Sections 8.3(a) (Quorum, Telephonic Meetings) and 8.6 (Board Action in General), the participation in person or by Proxy of each of the Directors nominated by each Shareholder other than the Related Shareholder shall constitute a quorum for any vote with respect to such action.

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

9.	THE GENERAL ASSEMBLY OF THE COMPANY

9.1	The General Assembly

(a)           Meetings of the Shareholders (the “General Assembly”) shall be held annually or upon the written request of any Founding Shareholder, Shareholders whose cumulative Ownership Interests equal or exceed fifty percent (50%) of the Ownership Interests of all Shareholders, the Board, or the Independent Auditor. Meetings of the General Assembly shall be chaired by the Board Chairman, who shall be assisted by the Deputy Board Chairman. The Board Secretary shall be in charge of delivering Notice of meetings, recording all minutes, deliberations, and resolutions and distributing copies of the same to all Shareholders.

(b)           Each Shareholder shall have voting rights equal to its Ownership Interest as a proportion of the Ownership Interests of all Shareholders.

(c)           All meetings of the General Assembly shall be held in The Kingdom or such other place as shall be agreed by the Shareholders in accordance with Section 9.3(a) (Powers of the General Assembly).

(d)          The quorum for any meeting of the General Assembly shall consist of representatives of Shareholders whose cumulative Ownership Interest equals or exceeds sixty-seven percent (67%) of the Ownership Interests of all Shareholders. No meeting of the General Assembly shall be valid and properly convened (and no business conducted at a meeting of the General Assembly shall be valid) unless representatives of Shareholders whose cumulative Ownership Interest equals or exceeds sixty-seven percent (67%) of the Ownership Interests of all Shareholders attend such meeting in person. Each Shareholder agrees to ensure that at least one of its representatives attends each meeting of the General Assembly.

(e)           Except as otherwise specifically provided in this Section 9, all conditions and procedures for voting by written consent and telephonic, video, or electronic meetings of the Board shall apply, mutatis mutandis, to the General Assembly. It is expressly agreed that a representative of a Shareholder may be a Director.

9.2	Notice; Conduct of Meetings

(a)           In the case of:

(i)	an annual meeting of the General Assembly, Notice thereof must be delivered to all Shareholders at least thirty (30) days prior to such annual meeting; or

(ii)	any other meeting of the General Assembly, Notice thereof must be delivered to all Shareholders at least ten (10) days prior to the date of such meeting.

A Notice required under this Section 9.2(a) shall contain a reasonably detailed agenda setting forth, among other things, those subjects that any of the Shareholders, the Board, or the Independent Auditor may have proposed for discussion or to be voted on at such meeting. Matters not included on the agenda for a General Assembly meeting may only be discussed at the meeting if the Shareholders’ representatives at the meeting unanimously agree to do so.

(b)           A written retrospective waiver of notice, signed by a Shareholder, shall be deemed equivalent to proper delivery of a Notice required under Section 9.2(a) to that Shareholder. A Shareholder’s representative’s attendance at a General Assembly meeting shall constitute a waiver of the Notice required under Section 9.2(a) to that Shareholder of that meeting, unless such attendance was solely for the purposes of protesting the inadequacy of such Notice.

(c)           Minutes of meetings of the General Assembly shall be taken by the Board Secretary or, in his or her absence, the Assistant Board Secretary, recorded in the English language, circulated to the Shareholders, and, if agreed, signed by each attending Shareholder. The agreed record of meetings, including any documents evidencing the adoption of resolutions, shall be filed by the Board Secretary in the minute book of the Company kept at the Head Office.

9.3	Powers of the General Assembly

(a)           Except as provided in Sections 9.3(b) or 9.3(c), no decision of the General Assembly shall be valid unless adopted at a duly constituted meeting of the General Assembly by written resolution with the affirmative vote of the Shareholders whose aggregate Ownership Interest equals or exceeds sixty-seven percent (67%) of the Ownership Interests of all Shareholders, provided that no such decision shall be valid unless adopted by written resolution with the affirmative vote of representatives of the Founding Shareholders, including:

(i)	the approval of the remuneration (including pension and other benefits), if any, of Directors;

(ii)	the approval of policies relating to the reimbursement of out-of-pocket and travel-related expenses, if any, payable to Directors;

(iii)	the approval of the Financial Statements;

(iv)	the appointment or removal of the Independent Auditor, the terms of its engagement, and the making of any material amendment thereto;

(v)	the modification of the Accounting Policy or Fiscal Year of the Company;

(vi)	the approval of any Subordinated Shareholder Loans;

(vii)	the Company granting any loan or advance or giving any credit other than in the ordinary course of business;

(viii)
the approval of dividend distributions or payment of interest on, or repayment of, principal on Subordinated Shareholder Loans, in each case, recommended by the Board and consistent with the Dividend Policy;

(ix)	establishing or closing branches, offices, and agencies of the Company;

(x)	the entry into or termination by the Company of any partnership or joint venture;

(xi)
prior to the Project Completion Date, implementing any modification to the Project that, individually or when aggregated with all modifications previously approved in accordance with Section 8.6(r) (Board Action in General) or this Section 9.3(a)(xi), would:

(A)	result in an increase of more than [***] in the total construction costs;

(B)	delay the Project Completion Date by more than [***]; or

(C)	materially change the targeted capacity of any plant that manufactures Products;

(xii)	subject to Section 7 (Material Expansions of the Project), the implementation of any material expansion of the Project by the Company;

(xiii)	the acquisition, or disposition, other than in the ordinary course of business, of all or any significant portion of the undertakings, assets, or properties of the Company;

(xiv)
the formation, acquisition, dissolution, winding up, or disposal of any subsidiary of the Company or the acquisition or disposal of any equity or other ownership interests in any subsidiary of the Company; and

(xv)
the purchase, sale, or redemption of any notes, shares of stock, bonds, debentures, partnership interests, limited liability company interests, or any other instruments that evidence indebtedness or an equity interest of the Company.

(b)           No decision of the General Assembly in relation to the following matters shall be valid unless adopted at a duly constituted meeting of the General Assembly by written resolution with the affirmative vote of the representatives of the Shareholders whose aggregate Ownership Interests equals or exceeds seventy-five percent (75%) of the Ownership Interests of all Shareholders, provided that no such decision shall be valid unless adopted by written resolution with the affirmative vote of the Founding Shareholders:

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(i)	any amendment to the Articles of Association, the Foreign Investment License, or the Certificate of Commercial Registration;

(ii)	increases or reductions of the Authorized Capital;

(iii)	entering into or conducting a line of business significantly different from the Business or ceasing the Business; and

(iv)	the withdrawal of the Company from the implementation of the Project at any time.

(c)           No decision of the General Assembly in relation to the following matters shall be valid unless adopted at a duly constituted meeting of the General Assembly by written resolution with the affirmative vote of the representatives of all Shareholders:

(i)	the merger, consolidation, or amalgamation, other than in the ordinary course of business, of all or any significant portion of the undertakings, assets, or properties of the Company;

(ii)	changing the jurisdiction of formation of the Company;

(iii)	increasing the financial liability of the Shareholders; and

(iv)	any act or thing done to wind-up, dissolve, or liquidate the Company on a voluntary basis.

10.	DEADLOCK

10.1	Deadlock

If:

(a)
either the Board or the General Assembly is unable or fails to convene or to reach an agreement on any matter (other than any resolution in respect of a Related Entity Transaction for which the provisions of Section 8.7 (Voting With Respect to Related Entity Transactions) shall apply);

(b)	such inability or failure persists for a period of at least thirty (30) days; and

(c)	any Shareholder reasonably and in good faith believes that such inability or failure to convene or to reach an agreement on such matter has caused or will cause a Substantial Project Impairment,

then the Shareholders shall enter into good faith negotiations to resolve such matter. If, after thirty (30) days, the Shareholders have been unable to reach an agreement on such matter, then a Shareholder may submit such matter to the chief executive officers of each Parent Company, or their respective designees, for resolution. Such request shall be in writing and shall be accompanied by the requesting Shareholder’s statement of the matter and its position with respect thereto, including the reason for its belief that the inability to convene or failure to make a determination on the matter has caused or will cause a Substantial Project Impairment. Each other Shareholder shall have the right to submit to the chief executive officers of each Parent Company, or their respective designees, its own written statement of the matter and its position with respect thereto and shall do the same within fifteen (15) days of the date of such request.

10.2	Effect of Deadlock

(a)           If, thirty (30) days after the receipt of all submissions made in accordance with Section 10.1 (Deadlock), the chief executive officers of each Parent Company, or their respective designees, are unable to reach an agreement on the matters which are the subject of the submissions, then a Founding Shareholder shall have the right to submit the unresolved matters to a committee designated for the purpose of considering, advising upon, and making recommendations in relation to the unresolved matters (the “Deadlock Committee”). The Deadlock Committee shall consist of three (3) members: one (1) designated representative appointed by each Founding Shareholder and an Expert appointed in accordance with the Dispute Resolution Procedures.

(b)          The Expert shall have direct and extensive experience in the chemical and petrochemical production and product marketing business, including, as appropriate:

(i)	the design, construction, commissioning, and testing of a world-scale integrated chemicals complex;

(ii)	the operation and maintenance of a world-scale integrated chemicals complex; and / or

(iii)	the marketing of chemical and petrochemical products having similar volumes, characteristics, and destinations as the Products.

(c)           Each representative of the Founding Shareholders on the Deadlock Committee shall submit to the Expert and exchange with the representative of the other Founding Shareholder, in accordance with a procedure to be established by the Expert, its position as to the course of action that should be followed by the Company to resolve the matters referred to the Expert. The Expert shall assess the submitted positions and make a recommendation to the representatives of each Founding Shareholder for further discussion within the Deadlock Committee, with a view toward the Deadlock Committee recommending a course of action to the Shareholders. The Expert’s recommendations to the Founding Shareholders’ representatives and the Deadlock Committee’s recommendations, if any, to the Shareholders, shall be purely advisory in nature and shall not be binding on the Company or any Shareholder.

(d)           Pending resolution of any unresolved matter referred to in Section 10.1 (Deadlock), no action shall be taken by the Company with respect to such matter and, subject to Section 13.4 (Default Plans), the status quo shall be maintained in respect of all aspects of the Company and the Project affected thereby.

11.	BOARD COMMITTEES

11.1	Creation of Board Committees

(a)           The Board may, pursuant to Section 8.6(g) (Board Action in General), create one or more Board Committees to consider any matters that the Board shall, from time to time, assign to each such Board Committee. Unless expressly provided otherwise, the Board may appoint individuals who are not Directors to serve on a Board Committee. The chairperson of each Board Committee shall be appointed by the Founding Shareholder which did not nominate the Senior Officer to whose role and functions such Board Committee most closely relates. The individuals appointed to each Board Committee shall serve at the direction of the Board and perform only such tasks and duties as the Board shall delegate to such Board Committee from time to time. Except as provided in the scope of authority delegated by the Board to the Project Execution Committee, each Board Committee shall make recommendations to the Board on any matter delegated to such Board Committee pursuant to an affirmative vote of the majority of the members of such Board Committee.

(b)           The Board shall, promptly after the Formation Date, establish and create the Project Execution Committee, Audit Committee, the Finance Committee, the Compensation Committee, the Health, Safety, Environmental, and Security Committee, and the Ethics and Compliance Committee.

11.2	The Project Execution Committee

(a)           The Shareholders shall cause the Board to establish and maintain a project execution committee (the “Project Execution Committee”) to perform such duties and have such responsibilities as are delegated to it from time to time by the Board to oversee the activities of the Company with respect to the design, engineering, and construction of the Complex during the period commencing on the Formation Date and ending on the Project Completion Date, provided that the Board shall determine any such matter constituting a Related Entity Transaction in accordance with Section 8.7 (Voting With Respect to Related Entity Transactions) or a material amendment, variation, or waiver in relation to any of the Project Agreements set out in Annex E (Key Project Agreements).

(b)           The Project Execution Committee shall consist of four (4) members, with each Founding Shareholder having the right to appoint two (2) representatives as members of the Project Execution Committee, each of whom shall be selected from among the:

(i)	Directors;

(ii)	employees of, and Secondees to, the Company; and

(iii)	employees of the Founding Shareholders or their respective Affiliates.

(c)           The quorum for any meeting of the Project Execution Committee shall be met when all members are present in person or by proxy appointed and notified in accordance with 11.8(a) (Meetings of Board Committees). No meeting of the Project Execution Committee shall be valid and properly convened (and no business conducted at a meeting of the Project Execution Committee shall be valid) unless all members are present in person or by proxy appointed and notified in accordance with 11.8(a) (Meetings of Board Committees).

(d)           All decisions of the Project Execution Committee shall be taken by the unanimous affirmative vote of all of the members thereof, provided that:

(i)
any representative of a Founding Shareholder appointed to the Project Execution Committee may, within a period of five (5) days of a disagreement that has not been resolved by mutual agreement amongst the members of the Project Execution Committee, refer the matter to the Board for resolution pursuant to Section 8.6(d)(i) (Board Action in General); and

(ii)	such referral is made within ten (10) days of the expiration of the five (5) day period.

(e)           The Project Execution Committee shall be dissolved, and any remaining responsibilities of the Project Execution Committee shall be assumed by the Management Team, upon the Project Completion Date.

11.3	The Audit Committee

(a)           The Shareholders shall cause the Board to establish and maintain an audit committee (the “Audit Committee”) to perform such duties and have such responsibilities as are delegated to it from time to time by the Board, including reviewing and ensuring the adequacy and effectiveness of the Accounting Policy and system of internal controls, approving and directing internal audit plans, supervising the preparation of the Financial Statements, recommending external auditors for appointment as the Independent Auditor, and ensuring that the required access to the Company’s books, records, and personnel is provided to the Independent Auditor as well as any auditors appointed by individual Shareholders, whether jointly or separately, to conduct audits on their behalf.

(b)           Prior to the admission of the PublicCo Shareholder as a Shareholder, the Audit Committee shall consist of four (4) Directors, with each Founding Shareholder having the right to appoint two (2) of its nominated Directors as members of the Audit Committee. Following the admission of the PublicCo Shareholder as a Shareholder, the Audit Committee shall consist of three (3) Directors, with each Founding Shareholder and the PublicCo Shareholder having the right to appoint one (1) of its nominated Directors as a member of the Audit Committee. No appointees to the Audit Committee may be members of the Management Team.

11.4	The Finance Committee

(a)           The Shareholders shall cause the Board to establish and maintain a finance committee (the “Finance Committee”) to perform such duties and have such responsibilities as are delegated to it from time to time by the Board, including coordinating all elements of the Project Debt and proposing the timing and size of all dividend distributions in accordance with the Dividend Policy.

(b)           The Finance Committee shall consist of four (4) members, with each Founding Shareholder having the right to appoint two (2) of its nominated Directors as members of the Finance Committee.

11.5	The Compensation Committee

(a)           The Shareholders shall cause the Board to establish and maintain a compensation committee (the “Compensation Committee”) to perform such duties and have such responsibilities as are delegated to it from time to time by the Board, including developing the general employment, compensation, and benefit policies applicable to the employees of the Company. The employment and compensation policy for the Company shall be fully developed and applied in a manner that aims to be consistent with Applicable Law and shall be independent from, and without reference to, those of the Founding Shareholders.

(b)           The Compensation Committee shall consist of four (4) Directors, with each Founding Shareholder having the right to appoint two (2) of its nominated Directors as members of the Compensation Committee.

11.6	The Health, Safety, Environmental, and Security Committee

(a)           The Shareholders agree that the Board shall establish and maintain a health, safety, environmental, and security committee (the “Health, Safety, Environmental, and Security Committee”) to monitor compliance with the HSES Policies and otherwise to perform such duties and have such responsibilities as are delegated to it from time to time by the Board.

(b)           The Health, Safety, Environmental, and Security Committee shall consist of four (4) Directors, with each Founding Shareholder having the right to appoint two (2) of its nominated Directors as members of the Health, Safety, Environmental, and Security Committee.

11.7	The Ethics and Compliance Committee

(a)           The Shareholders agree that the Board shall establish and maintain an ethics and compliance committee (the “Ethics and Compliance Committee”) to perform such duties and have such responsibilities as are delegated to it from time to time by the Board.

(b)           Prior to the admission of the PublicCo Shareholder as a Shareholder, the Ethics and Compliance Committee shall consist of four (4) members, with each Founding Shareholder having the right to appoint two (2) of its nominated Directors as members of the Ethics and Compliance Committee. Following the admission of the PublicCo Shareholder as a Shareholder, the Ethics and Compliance Committee shall consist of three (3) members, with each Founding Shareholder and the PublicCo Shareholder having the right to appoint one (1) of its nominated Directors as a member of the Ethics and Compliance Committee.

11.8	Meetings of Board Committees

(a)           A member of a Board Committee may be represented at any meeting of such Board Committee by any other individual (except in the case of:

(i)	a member of a Board Committee (other than the Project Execution Committee) serving in such member’s capacity as a Director, in which case, such Director may only be represented by another Director; or

(ii)	a member of the Project Execution Committee, in which case, such member may only be represented by another:

(A)	Director;

(B)	the employee of, or Secondees to, the Company; or

(C)	employee of the Founding Shareholders or their respective Affiliates),

provided that the latter has been duly appointed as a proxy by the former in writing and Notice of such appointment is delivered to the secretary of the relevant Board Committee prior to such meeting

(b)           Subject to the provisions of Section 11.2 (The Project Execution Committee) with respect to the Project Execution Committee:

(i)
the quorum for any meeting of a Board Committee shall be met when at least one (1) individual designated by each of the Founding Shareholders is present in person or by proxy appointed and notified in accordance with (a) (Meetings of Board Committees); and

(ii)
no meeting of a Board Committee shall be valid and properly convened (and no business conducted at a meeting of a Board Committee shall be valid) unless at least one (1) individual designated by each Founding Shareholder is present in person or by proxy appointed and notified in accordance with (a) (Meetings of Board Committees).

(c)           Each Board Committee shall meet as regularly as it shall determine, but not less than once in each Fiscal Year and whenever so requested by Notice from any of its members not less than fourteen (14) days in advance of the meeting.

(d)           Meetings of Board Committees may be conducted by telephone or video conference, if so agreed among the members thereof, provided that the members of each Board Committee shall meet in person at least once in each Fiscal Year. The members of each such Board Committee may record the proceedings of meetings of such Board Committee in such manner as they deem appropriate.

12.	MANAGEMENT, EMPLOYEES, AND MARKETING COUNCIL

12.1	The Management Team and Senior Officers

(a)           The chief executive officer of the Company (the “CEO”) and the senior officers who functionally report directly to the CEO (each and the CEO, a “Senior Officer” and together, the “Management Team”) shall conduct the Business and operations of the Company in accordance with the Approved Operating Plan and the Approved Strategic Business Plan. The initial Management Team shall be comprised of the following: the CEO, a chief financial officer who is vice president of finance (the “CFO”), a vice president of manufacturing and engineering (the “VP – Manufacturing and Engineering”), a vice president of business and services (the “VP – Business and Services”), a vice president of industrial relations (the “VP – Industrial Relations”), a general counsel (the “General Counsel”), and such other Senior Officers as the Board may determine. The terms of office for all Senior Officers shall be five (5) years, unless otherwise decided by the Board in accordance with Section 8.6(j) (Board Action in General) or in the event that a Senior Officer resigns from such office. Removal of Senior Officers prior to the expiration of their term of office shall require a Board resolution in accordance with Section 8.6(j) (Board Action in General).

(b)           Unless a suitably qualified employee directly hired by the Company can be appointed by the Board, the positions of CEO, CFO, VP – Manufacturing and Engineering, VP – Business and Services, VP – Industrial Relations, and General Counsel, along with any other Senior Officer positions, shall be filled by nominees of the Founding Shareholders as provided below. All appointments of Senior Officers shall be made on the basis of merit and performance and shall be subject to the approval of each Founding Shareholder (acting reasonably).

(c)           [***] shall have the right to nominate, and [***] shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the first CEO. The CEO shall be the primary executive officer of the Company, shall represent the Company before governmental authorities, judicial authorities, public bodies, and other Persons, and, subject to the terms and conditions hereof, shall be responsible for the general and executive management and daily administration of the Business and operations of the Company. The duties and powers of the CEO shall be determined, and may be amended from time to time, by the Board. The CEO shall also implement decisions of the Board and shall report directly to the Board.

(d)           [***] shall have the right to nominate, and [***] shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the first CFO. Once appointed and subject to the terms and conditions hereof, the CFO shall oversee and be responsible for financial matters pertaining to the Company. The CFO shall oversee the preparation of the Financial Statements and the Company’s related obligations to the Shareholders and discharge such other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO (subject to Section 8.6 (Board Action in General)). The CFO shall present reports on the financial condition of the Company from time to time to the CEO and, upon request of any Director, at a meeting of the Board.

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(e)           [***] shall have the right to nominate, and [***] shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the first VP – Manufacturing and Engineering. Once appointed and subject to the terms and conditions hereof, the VP – Manufacturing and Engineering shall oversee and be responsible for operational matters of the Company. The VP – Manufacturing and Engineering shall further discharge any other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO (subject to Section 8.6 (Board Action in General)). The VP – Manufacturing and Engineering shall present reports on the conduct of the Company’s operations from time to time to the CEO and, upon request of any Director, at a meeting of the Board.

(f)           [***] shall have the right to nominate, and [***] shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the first VP – Business and Services. Once appointed and subject to the terms and conditions hereof, the VP – Business and Services shall oversee and be responsible for marketing, sales, and supply chain matters of the Company. The VP – Business and Services shall further discharge any other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO (subject to Section 8.6 (Board Action in General)). The VP – Business and Services shall present reports on the conduct of the Company’s operations from time to time to the CEO and, upon request of any Director, at a meeting of the Board.

(g)           [***] shall have the right to nominate, and [***] shall (subject to Section 12.1(b)) cause the Directors appointed by it to the Board to vote in favor of a resolution to appoint, the first VP – Industrial Relations. Once appointed and subject to the terms and conditions hereof, the VP – Industrial Relations shall oversee and be responsible for all employment, recruiting, compensation, and human resources matters pertaining to the Company. The VP – Industrial Relations shall further discharge any other duties as shall be determined by the Board and as may from time to time be delegated to him by the CEO and the Compensation Committee (in each case subject to Section 8.6 (Board Action in General)). The VP – Industrial Relations shall present reports on the conduct of the Company’s human resources-related operations from time to time to the CEO and, upon request of any Director, at a meeting of the Board.

(h)           [***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(i)           The Shareholders shall cause the Board to appoint a general auditor of the Company (the “General Auditor”) and the General Counsel. Following the expiration of the initial term of office of the General Auditor or the General Counsel, the Board may renew the term of such officer or appoint a new officer in accordance with Section 8.6(j) (Board Action in General). Once appointed and subject to the terms and conditions hereof:

(i)
the General Auditor shall oversee and be responsible for the coordination of the external audit, all matters relating to the internal audit, and compliance with the internal policies and procedures of the Company. The General Auditor shall further discharge any other duties as shall be determined by the Board or as may from time to time be delegated to him by the CEO (subject to Section 8.6 (Board Action in General)). The General Auditor shall functionally report directly to the Audit Committee and administratively report directly to the CEO. The General Auditor shall present reports on the conduct of the Company’s accounting and policy compliance-related operations from time to time to the CEO and, upon request of any Director, at a meeting of the Board; and

(ii)
the General Counsel shall oversee and be responsible for legal matters of the Company. The General Counsel shall further discharge any other duties as shall be determined by the Board or as may from time to time be delegated to him by the CEO (subject to Section 8.6 (Board Action in General)). The General Counsel shall present reports on all legal matters affecting the Company from time to time to the CEO and, upon request of any Director, at a meeting of the Board.

(j)           The Management Team shall implement management policies and programs established and authorized by the Board including those policies of the Company as set forth in Section 15 (Policies of the Company). The Shareholders agree that the Board shall cause the Management Team to be committed to the goals, objectives, and interests of the Company and to actively support the policies and interests of the Company.

12.2	Employees of and Secondees to the Company

(a)           The Shareholders shall cause the Company to employ such employees as are required for the conduct of the Company’s activities, as determined by the Management Team (subject to Section 8.6 (Board Action in General)), and in conformance with this Shareholders’ Agreement, Applicable Law, and any manpower plans set forth in the Approved Operating Plan and the Approved Strategic Business Plan. The terms (including compensation and benefits to be paid by the Company) and conditions of employment shall be developed by the VP – Industrial Relations in accordance with the general policies established by the Compensation Committee pursuant to Section 11.5 (The Compensation Committee). The Founding Shareholders shall provide reasonable assistance in the recruitment and training of Company personnel and the establishment by the Company of its own recruitment and training systems and programs. In implementing the immediately preceding sentence, the Founding Shareholders acknowledge and agree that it is their intention to cause the Company to replicate the experiences of Saudi Aramco with its high Saudization levels in the technical and management professions and, in this context, the Shareholders agree to do everything that is reasonably within their power to ensure that the Company adheres to the [***].

(b)           In order to make available certain specific expertise that will provide a technological or commercial benefit to the Company as it commences operations, the Founding Shareholders (or their Affiliates) may second employees (“Secondees”) to the Company. The Shareholders agree that the Company shall only accept such Secondees if, in the opinion of the Management Team, they are qualified and have adequate experience, training, and skills for the proposed positions and are needed by the Company. The Shareholders agree that similarly qualified and experienced Secondees should receive the same remuneration from the Company pursuant to the terms and conditions of any secondment arrangements as between the Founding Shareholders and the Company as set forth in the Secondment Agreement. The Founding Shareholders shall ensure that, to the maximum extent possible following the Project Completion Date, the Company is not reliant on Secondees to perform essential activities.

12.3	[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

13.	ANNUAL PLANNING

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

13.1	Strategic Business Plan

(a)           The Management Team, in accordance with guidelines and instructions issued from time to time by the CEO and sufficiently in advance of the date required for approval thereof pursuant to Section 13.1(b), shall submit:

(i)
a strategic business plan for the Company with respect to its activities for the next five (5) Fiscal Years to the Board for approval, which shall include a preliminary forecast of production, sales, income, operating expenses, capital expenditures, sources of funding proposed to meet the Company’s anticipated operational and capital requirements, cash flows, EBITDA, headcount, strategic objectives, market outlook, operational activities, a competitive assessment, and an assessment of the economic environment, opportunities for growth, retained earnings and dividend forecasts, and other value enhancing activities during such period (the “Proposed Strategic Business Plan”); and

(ii)	an enterprise risk management report to the Board:

(A)	identifying, analyzing, and assessing potential future opportunities for the Company and making recommendations to take advantage of such opportunities;

(B)	identifying, analyzing, and assessing events and risks that may compromise the Proposed Strategic Business Plan; and

(C)
to the extent deemed necessary by the Management Team, making recommendations to the Board to manage any events and risks that may compromise the Proposed Strategic Business Plan in order to ensure that the Company remains within its own parameters and guidelines for risk tolerance and risk management.

(b)           The Board shall, as soon as is practicable following the Formation Date (for the Fiscal Year in which the Formation Date occurs) and no later than the last day of the sixth (6th) month in each subsequent Fiscal Year, approve the Proposed Strategic Business Plan with any modifications thereto. Upon its approval by the Board, in accordance with Section 8.6(a) (Board Action in General), the Proposed Strategic Business Plan (as modified by the Board) shall become the “Approved Strategic Business Plan” of the Company for the next five (5) Fiscal Years.

13.2	Operating Plan

(a)           The Management Team, in accordance with guidelines and instructions issued by the CEO from time to time and sufficiently in advance of the date required for approval thereof pursuant to Section 13.2(b), shall submit an annual operating plan for the Company to the Board for approval (the “Proposed Operating Plan”). The Proposed Operating Plan shall include an operating budget and a capital budget setting forth in detail the amounts required to fund the Company’s operations and capital projects for the following Fiscal Year. The Proposed Operating Plan will contain forecasts of production, sales, income, operating expenses, capital expenditures, cash flows, EBITDA, headcount, and operational activities of the Company that will be necessary during such Fiscal Year to achieve operational targets and maintain the Company’s assets in good order and enable the Company to realize the Approved Strategic Business Plan.

(b)           The Board shall, as soon as is practicable following the Formation Date (for the Fiscal Year in which the Formation Date occurs) and not less than thirty (30) days prior to the beginning of each subsequent Fiscal Year, approve the Proposed Operating Plan with any modifications thereto. Upon its approval by the Board, in accordance with Section 8.6(c) (Board Action in General), such Proposed Operating Plan (as modified by the Board) shall become the “Approved Operating Plan” of the Company for the relevant Fiscal Year.

13.3	[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

13.4	Default Plans

(a)           If, as a result of any circumstance, the Board does not approve and adopt the Approved Strategic Business Plan in full prior to the start of the relevant Fiscal Year then, following the start of such Fiscal Year, the Shareholders agree that the Company shall:

(i)	implement all aspects of the Proposed Strategic Business Plan that have been approved by the Board; and

(ii)
in respect of any aspects of the Proposed Strategic Business Plan that have not been approved by the Board, continue to operate on the basis of and implement the Approved Strategic Business Plan for the last quarter of the immediately preceding Fiscal Year (the “Default Strategic Business Plan”).

(b)           If, as a result of any circumstance, the Board does not approve and adopt the Approved Operating Plan in full prior to the start of the relevant Fiscal Year then, following the start of such Fiscal Year, the Shareholders agree that the Company shall:

(i)	implement all aspects of the Proposed Operating Plan that have been approved by the Board; and

(ii)
in respect of any aspects of the Proposed Operating Plan that have not been approved by the Board, continue to operate on the basis of and implement the Approved Operating Plan for the last quarter of the immediately preceding Fiscal Year (the “Default Operating Plan”).

(c)           Once a Proposed Strategic Business Plan or Proposed Operating Plan is approved and adopted in full by the Board, the Default Strategic Business Plan and / or the Default Operating Plan, as the case may be, shall cease to have any effect and shall no longer be implemented.

13.5	Implementation of Approved Plans

The Shareholders shall cause the Company to implement, and to conduct the Project in accordance with, the Approved Strategic Plan, the Approved Operating Plan, the [***], and the [***].

14.	FINANCIAL REPORTING AND TAXES

14.1	Books and Records

(a)           The Shareholders shall cause the Company to prepare and maintain, or cause to be prepared and maintained, books and records in accordance with Applicable Law at its Head Office and in any event, the following:

(i)	books of account of the Company, which shall be prepared and maintained in accordance with IFRS and the Accounting Policy. The Company shall perform:

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(A)	a quarterly review of the books and accounts and the profit and loss accounts of the Company; and

(B)	an annual review of the books and accounts and the profit and loss accounts of the Company at the end of each Fiscal Year;

(ii)
un-audited balance sheet, income statement, cash-flow statement, and statement of changes in financial position showing the results of operations (collectively, the “Financial Statements”), prepared in the English and Arabic languages, with figures expressed in United States Dollars and Saudi Riyals on a quarterly basis in accordance with IFRS and the Accounting Policy. The Shareholders shall cause the Company to prepare and distribute such un-audited Financial Statements to each Shareholder as soon as practicable after the end of each quarter;

(iii)
audited Financial Statements for each Fiscal Year, prepared in the English and Arabic languages, with figures expressed in United States Dollars and Saudi Riyals in accordance with IFRS and the Accounting Policy and certified by the Independent Auditor. The Shareholders shall cause the Company to prepare and distribute such audited Financial Statements to each Shareholder no later than forty-five (45) days after the end of each Fiscal Year. Such Financial Statements shall be audited by the Independent Auditor in accordance with the auditing standards of either:

(A)	the IAASB; or

(B)	at the request of the Dow Founding Shareholder, the PCAOB as well as the IAASB,

and shall comprise all statements, footnotes, disclosures, and reports prepared in accordance with the Accounting Policy; and

(iv)	a copy of this Shareholders’ Agreement, together with all other records necessary, convenient, or incidental to the Business of the Company.

(b)           The Shareholders agree that the Company shall maintain books and records, to the extent required, to allow the Company to provide the Dow Founding Shareholder with the following:

(i)
un-audited consolidated balance sheet and income statement, prepared in the English language, with figures expressed in United States Dollars in accordance with US GAAP as soon as practicable after the end of each quarter until such time as the Dow Founding Shareholder otherwise requests;

(ii)
audited Financial Statements for each Fiscal Year end, prepared in the English language, with figures expressed in United States Dollars in accordance with US GAAP within forty-five (45) days of the end of each Fiscal Year, or earlier if required to meet the Dow Founding Shareholder’s regulatory requirements, until such time as the Dow Founding Shareholder otherwise requests. Such Financial Statements shall be audited by an Independent Auditor in accordance with the auditing standards of the PCAOB;

(iii)
quarterly (other than in respect of the final quarter of the Fiscal Year) attestations, not later than twenty-one (21) days after the end of each quarter, completed and signed by each of the CEO and the CFO; and

(iv)	Fiscal Year end attestations, not later than twenty-one (21) days after the end of each Fiscal Year, completed and signed by each of the CEO and the CFO.

(c)           To facilitate the timely preparation of audited and unaudited Financial Statements, the Shareholders agree that all books of account and records of the Company shall be closed as promptly as possible following the end of each Fiscal Year.

(d)           The Shareholders agree to adopt the audited Financial Statements for each Fiscal Year as soon as practicable after their finalization.

(e)           The Shareholders agree that:

(i)
any Shareholder may by Notice in writing to the Company, require the Company, and the Company shall, prepare and deliver other audit or similar reports, tax statements, documents, or other information, including that may be required to be delivered by any Shareholder or its Affiliates to any regulatory authority or stock exchange with respect to the Company; and

(ii)
the Dow Founding Shareholder may, by delivery to the Company of a written request, require the Company, and the Company shall, prepare and deliver responses to written inquiries submitted by Dow which are necessary for Dow or its Affiliates to comply with any US GAAP reporting requirements.

The Shareholder requiring information or materials pursuant to this Section 14.1(e) shall pay any external costs and expenses reasonably incurred by the Company in association with their preparation.

(f)           The Board shall select, and the Shareholders agree to do everything reasonably within its power to appoint, an independent external auditor (the “Independent Auditor”) based on arm’s-length, competitive, and commercial considerations pursuant to Section 8.6(h) (Board Action in General) and Section 9.3(a)(iv) (Powers of the General Assembly). The Independent Auditor shall perform such functions as the Board and (subject to Section 8.6 (Board Action in General)) the Audit Committee shall direct. If the Founding Shareholders have the same external auditor at the time of such appointment, preference shall be given to appointing that same external auditor as the Independent Auditor, subject to commercial terms to be agreed at the time, provided that no actual or potential conflicts of interest exist at the time.

(g)           Each Shareholder shall have the right, at all reasonable times during usual business hours, to audit, examine, and make copies of, or extracts from, the books of account and other financial records of the Company at its Head Office and other Company locations. Such right may be exercised through any employee of a Shareholder or its Affiliate designated by such Shareholder or by an independent certified public accountant that is licensed in The Kingdom or other representative designated by such Shareholder. Each Shareholder shall bear all expenses incurred in any examination made for such Shareholder’s account and shall keep all information obtained during such inspection confidential in accordance with the Omnibus Confidentiality Agreement. In the exercise of their rights under this Section 14, the Shareholders agree that it shall not cause any unreasonable interference with or disruption of the Company’s Business or operations and that any such audit shall be commenced within ten (10) years of the end of the Fiscal Year to which such inspection relates, provided that such time limit shall not prejudice the right of a Shareholder to conduct an audit after such ten (10) year period if such audit is required to finally resolve a Dispute pursuant to the Dispute Resolution Procedures. To the extent permissible, the Shareholders shall endeavor to coordinate among themselves and to conduct joint reviews and audits in order to avoid any unreasonable interruption of the Company’s Business and operations. The expenses of such joint audits shall be allocated among or between the Shareholders equally according to their respective Ownership Interest.

(h)           The Shareholders agree that the Company shall promptly rectify any errors or omissions in the Company’s records that are discovered by the Shareholders.

14.2	Reports; Tax Returns

(a)	The Shareholders shall cause the Company to:

(i)
prepare, or cause to be prepared, in accordance with Applicable Law (and, if required, under other relevant Law) and the Accounting Policy, all income, zakat, and other tax returns of the Company and file the same in a timely manner (including extensions);

(ii)
make such other tax filings as the Shareholders shall agree are required for the Company to be in compliance with Applicable Law (and, if required, under other relevant Law) in relation to tax and accounting matters;

(iii)
provide the Shareholders with copies of the draft annual tax returns with respect to the corporate income tax of The Kingdom payable by or in respect of non-resident Shareholders (the “CIT”), translated into English, for review and comment at least thirty (30) days prior to the scheduled filing thereof; and

(iv)
within thirty (30) days after the filing thereof, provide the Shareholders with a copy of all annual zakat and tax returns filed by the Company and, promptly after receipt thereof, the relevant tax receipts with respect to Taxes paid by the Company.

(b)           The Shareholders shall cause the Company, at the Company’s sole cost and expense, to furnish the Shareholders with monthly reports concerning the Business and activities of the Company to the extent required to advise the Shareholders of the operational and financial performance of the Company.

14.3	Taxes

(a)           The Shareholders shall ensure that all necessary steps shall be taken to cause the Company to be regarded as a tax resident only in The Kingdom. This will include the location and exercise of central control or management of the Company from within The Kingdom. [***]

(b)           Notwithstanding any other provision of this Shareholders’ Agreement and subject to any changes in Applicable Law subsequent to the Formation Date, the Shareholders agree that the Company shall withhold and pay all withholding or other Taxes required under Applicable Law (as such withholding or other Taxes may be adjusted pursuant to the provisions of any applicable treaty, to the extent the provisions of such treaty are permitted to be applied under Applicable Law) to be withheld and paid by the Company, whether arising from an obligation of the Company or of any of the Shareholders, unless otherwise agreed in writing by the Company and the Shareholders. In this regard, and subject in all cases to any change in Applicable Law subsequent to the Formation Date, the Shareholders agree that the Company shall pay to the Saudi Arabian Department of Zakat and Income Tax (the “DZIT”), using forms promulgated by the DZIT:

(i)	zakat calculated pro rata among the Ownership Interests held by each resident Shareholder, deducting such payment from such Shareholder’s portion of declared dividends; and

(ii)	CIT calculated pro rata among the Ownership Interests of each non-resident Shareholder, deducting such payment from such Shareholder’s portion of declared dividends.

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(c)           Further, and subject to any change in Applicable Law subsequent to the Formation Date, the Shareholders agree that the Company shall also pay to the DZIT withholding taxes imposed on each non-resident Shareholder’s net cash dividend (declared dividends pro rata according to such Shareholder’s Ownership Interest less the CIT paid on such amount by the Company), calculated by multiplying the net cash dividend by the applicable rate for dividend withholding taxes, and deduct such amount from such Shareholder’s net cash dividend. Irrespective of the fact that the Company will make zakat, CIT, and withholding tax payments to the DZIT (or that the Company is allocated the cost of zakat or CIT paid by an entity in which the Company holds an equity interest), the Shareholders agree that they shall each remain liable to the Company to the extent that such zakat, CIT or withholding tax payments made by (or allocated to) the Company, and determined by reference to such Shareholder, are not:

(i)	netted against, or taken into account in determining the amount of, dividends to be paid (directly or indirectly) to; or

(ii)	funded in advance by,

such Shareholder.

(d)          The Dow Founding Shareholder shall be authorized:

(i)
without any further consent of the Company or the other Shareholders being required, to make, or cause the Company to make, an election (pursuant to Section 301.7701-3 of the U.S. Treasury regulations) that the Company shall be treated as a partnership for U.S. tax purposes, or to take positions on its or any of its Affiliates’ U.S. federal, state, and local tax returns or similar filings or take such other administrative actions related thereto that it or any of its Affiliates is reasonably required to take [***]

(ii)
[***] to make such other elections with respect to CIT and U.S. federal, state, and local taxes that are binding on the Company or the Saudi Aramco Founding Shareholder as the Dow Founding Shareholder shall choose to make. [***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(iii)
to represent the Company before taxing authorities, the DZIT or courts of competent jurisdiction in all CIT and U.S. federal, state, and local tax matters affecting the Company, and to file, or cause the Company to file, any returns and execute any agreements or other documents relating to or affecting such CIT and U.S. federal, state, or local tax matters, provided that the Dow Founding Shareholder shall keep the Saudi Aramco Founding Shareholder fully informed with respect to the status and progress with respect to any such CIT and U.S. federal, state, and local tax matters (including providing the Saudi Aramco Founding Shareholder with copies of all written communications with respect to such CIT and U.S. federal, state, and local tax matters) [***]

(e)           The Saudi Aramco Founding Shareholder shall be authorized:

(i)
[***] to make such other elections with respect to all elections with respect to zakat that are binding on the Company or the Dow Founding Shareholder as the Saudi Aramco Founding Shareholder shall choose to make. [***]; and

(ii)
to represent the Company before the DZIT or courts of competent jurisdiction in zakat matters affecting the Company or the Saudi Aramco Founding Shareholder in its capacity as a Shareholder, and to file, or cause the Company to file, any returns and execute any agreements or other documents relating to or affecting such zakat matters, including agreements or other documents that bind the Saudi Aramco Founding Shareholder with respect to such zakat matters [***], provided that the Saudi Aramco Founding Shareholder shall keep the Dow Founding Shareholder fully informed with respect to the status and progress with respect to any such zakat matters (including providing the Dow Founding Shareholder with copies of all written communications with respect to such zakat matters), [***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(f)            In respect of each Affiliate of the Company, and each other entity in which the Company holds an equity interest, the Shareholders shall ensure that:

(i)	[***]

(ii)
the Company, and each Shareholder exercising any rights on behalf of the Company, exercises all rights to which it is entitled to cause [***] to make an election (pursuant to Section 301.7701-3 of the U.S. Treasury regulations) to be treated as a partnership for U.S. tax purposes (and the Company and each Shareholder shall make any and all reasonable efforts to ensure that the Company has the right to cause [***] to so elect);

(iii)
the Dow Founding Shareholder shall be authorized to direct the manner in which the Company shall exercise, and to exercise on behalf of the Company, and the Company shall exercise, any rights the Company may have to cause such Affiliate or other entity to take positions on its or any of its Affiliates’ U.S. federal, state, and local tax returns or similar filings, or take such other administrative actions related thereto that it or any of its Affiliates is reasonably required to take [***]

(iv)	[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

(v)	the Dow Founding Shareholder shall be authorized to direct the manner in which the Company shall exercise and the Company shall exercise any rights it may have:

(A)
to represent such Affiliate or other entity before the taxing authorities, the DZIT, or courts of competent jurisdiction in all CIT and U.S. federal, state, and local tax matters affecting such Affiliate or other entity; and

(B)	to file, or cause such Affiliate or other entity to file, any returns and execute any agreements or other documents relating to or affecting CIT or U.S. federal, state, or local tax matters,

in the manner directed by the Dow Founding Shareholder, provided that the Company or the Dow Founding Shareholder, as the case may be, shall keep the Saudi Aramco Founding Shareholder fully informed with respect to the status and progress with respect to any such CIT and U.S. federal, state, and local tax matters (including providing the Saudi Aramco Founding Shareholder with copies of all written communications with respect to such CIT and U.S. federal, state, and local tax matters), [***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

(vi)
the Saudi Aramco Founding Shareholder shall be authorized to direct the manner in which the Company shall exercise, or to exercise on behalf of the Company, and the Company shall exercise, any rights the Company may have to make (or cause such Affiliate or other entity to make) elections with respect to zakat that are binding on any of such Affiliate or such other entity, as the case may be, the Company, or either of the Founding Shareholders only with the consent of the Saudi Aramco Founding Shareholder and the Dow Founding Shareholder, such consent not to be unreasonably withheld; and

(vii)	the Saudi Aramco Shareholder shall be authorized to direct the manner in which the Company shall exercise, and the Company shall exercise, any rights it may have:

(A)
to represent such Affiliate or other entity before the taxing authorities, the DZIT, or courts of competent jurisdiction in all zakat matters affecting such Affiliate or other entity, the Company or the Saudi Aramco Founding Shareholder in its capacity as an indirect shareholder; and

(B)
to file, or cause such Affiliate or other entity to file, any returns and execute any agreements or other documents relating to or affecting such zakat matters, including agreements or other documents that bind the Saudi Aramco Founding Shareholder with respect to such zakat matters [***], provided that the Company or the Saudi Aramco Founding Shareholder, as the case may be, shall keep the Dow Founding Shareholder fully informed with respect to the status and progress with respect to any such zakat matters (including providing the Dow Founding Shareholder with copies of all written communications with respect to such zakat matters) [***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

15.	POLICIES OF THE COMPANY

15.1	Project Standards

To ensure that the Company is conducting its Business and operations in a manner that, among other things:

(a)	is consistent with the Founding Shareholders’ commercial objectives for the Project and the highest ethical standards;

(b)	ensures the maintenance of best practices that create a safe environment;

(c)	complies with international industry standards and all Laws to which the Company is subject; and

(d)	implements good corporate governance and sound corporate social responsibility,

the Shareholders agree that the Board may, from time to time, adopt, amend, alter, or add to such policies, standards, and operational procedures (the “Project Standards”) as it deems appropriate. The Project Standards shall be adopted based on maximized value for the Company and its stakeholders. The Project Standards shall include the policies described in this Section 15.

15.2	Health, Safety, Environmental, and Security Policy

The Company shall conduct its operations and activities consistent with health safety, and environmental policies (the “HSES Policies”) approved by the Board based on the recommendations of the Health, Safety, Environmental, and Security Committee. The HSES Policies shall comply with all Applicable Law and be at least as stringent and extensive in all respects as the most stringent and extensive equivalent policies adopted by either Dow or Saudi Aramco (or their Affiliates).

15.3	Dividend and Shareholder Loan Repayment Policy

The Shareholders agree on behalf of themselves and the Company to take, and to procure that its nominated Directors take, all necessary steps to distribute dividends to the Shareholders and make payments and repayments on Subordinated Shareholder Loans to the fullest extent possible, consistent with the dividend and shareholder loan repayment policy of the Company (the “Dividend Policy”).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

15.4	Tax Policy

The Shareholders agree to cause the Company to conduct its Business and operations in a manner that minimizes liability for Taxes within the requirements of any Laws to which the Company is subject and in compliance with Section 14 (Financial Reporting and Taxes). [***]

15.5	[***]

15.6	Non-Breach of Law

(a)           No Shareholder shall be required to comply (or will be required to cause the Company to comply) with any provision of this Shareholders’ Agreement to the extent that the undertaking to comply with such provision would be in violation of, or be penalized under, any Law to which such Shareholder or any of its Affiliates (as the case may be) is subject. To the extent that any provision of this Shareholders’ Agreement would, if agreed to by a Shareholder, result in a violation of, or a penalty under, any Law to which such Shareholder or any of its Affiliates (as the case may be) is subject, such provision shall be deemed to be of no force or effect.

(b)           Each Shareholder has the right to cause its Affiliates and the Company, and its and their secondees, employees, contractors, and representatives (in their capacity as such), to cease any activities in connection with the Project or other Company matters to the extent necessary to ensure that neither such Shareholder, nor such Shareholder’s or the Company’s Affiliates, secondees, employees, contractors, and representatives, are in violation of or subject to any penalties under any Law to which such Shareholder, Affiliate, secondee, employee, contractor or representative, or the Company, is subject. The provisions of this Section 15.6(b) prevail over the terms of any Project Agreement to the extent of any inconsistency.

(c)           Any determination by a Shareholder that a provision or activity would give rise to circumstances (including performance of activities) described in Sections 15.6(a) and (b) above shall be based on a good faith and reasonable interpretation of such Law as applied to the relevant facts. As soon as practicable (and in any event within three (3) days) after becoming aware of the occurrence of circumstances (including performance of activities) described under Sections 15.6(a) and / or (b) above, the affected Shareholder shall give Notice to the other Shareholders providing full details of, as applicable: the relevant provision of this Shareholders’ Agreement and / or Project Agreement; other company matter; the relevant Applicable Law; and the effect of such on the Shareholder’s or its Affiliate’s, or the Company’s, ability to perform its obligations or undertake such activities (including under this Shareholders’ Agreement or such other Project Agreement).

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

15.7	Accounting and Retention Policies

The Board shall, from time to time, promulgate the accounting policy of the Company (the “Accounting Policy”) and the document retention policy of the Company (the “Records Retention Policy”), which shall govern the maintenance of books and records, the preparation of Financial Statements, the writing off of accounts receivables, and such other matters as are set forth therein. The Accounting Policy and Records Retention Policy shall be at least as stringent and extensive in all respects as the most stringent and extensive equivalent policies adopted by either Dow or Saudi Aramco (or their Affiliates).

15.8	Leverage Policy

The Shareholders agree to cause the Company to conduct its operations and activities consistent with a financial structuring and leverage policy that aims to optimize the Company’s financing structure, including by maintaining the optimum debt-to-equity ratio.

15.9	Human Resources and Industrial Relations Policy

The Shareholders agree to cause the Company to conduct its operations and activities consistent with a human resources and industrial relations policy that is based upon the human resources and industrial relations principles of the Founding Shareholders and in a manner designed to ensure compliance with all Applicable Law. The Company’s human resources and industrial relations policies shall be adopted based on maximized value for the Company and its stakeholders.

15.10	Employment and Compensation Policy

The Shareholders agree to cause the Company to develop and apply an employment and compensation policy in a manner that is consistent with Applicable Law and shall be independent from, and without reference to, those of the Founding Shareholders.

15.11	Code of Conduct and Ethics Policy

The Shareholders agree to cause the Company to adopt formalized company-wide policies regarding such matters as conflicts of interest, business ethics, prohibited payments, safeguarding of Company assets, gifts, and entertainment, with annual representations from relevant individuals regarding compliance.

15.12	Accounts

The Shareholders agree to cause the Company to establish and maintain banking and other accounts inside and, to the extent required by the senior lenders providing Project Debt or to the extent otherwise approved by the Board, outside of The Kingdom.

16.	WARRANTIES

Each Founding Shareholder warrants to the other Founding Shareholder on the date hereof and each other Shareholder warrants to the other Shareholders on the date of its accession to this Shareholders’ Agreement, as follows:

(a)           it is duly organized, validly existing, and in good standing, in each case, under the respective Laws of the jurisdiction in which it is organized;

(b)           it has all requisite power and authority to enter into this Shareholders’ Agreement and to perform the obligations contemplated hereby, and the execution and delivery of this Shareholders’ Agreement and the performance hereof have been duly authorized by all necessary action on the part of such Shareholder;

(c)           neither the execution and delivery of this Shareholders’ Agreement, nor the performance hereof will violate, conflict with, or result in a breach of any Law or provision of such Shareholder’s organizational documents or any agreement, document, or instrument to which it is subject or by which it or its assets are bound or require the consent or approval (if not already obtained) of any shareholder, partner, equity holder, holder of indebtedness, or other Person or entity, or contravene or result in a breach of or default under or (except as provided in the Project Financing Agreements) the creation of any lien, charge, or encumbrance upon any property under any constitutive document, indenture, mortgage, loan agreement, lease, or other agreement, document, or instrument to which such Shareholder is a party; and

(d)           any required authorizations of and exemptions, actions, or approvals by, and any required notices to or filings with, any governmental authority that are required to have been obtained or made by such Shareholder in connection with the execution and delivery of this Shareholders’ Agreement or the performance by it of its obligations hereunder will have been obtained or made and will be in full force and effect, and all conditions of any such authorizations, exemptions, actions, or approvals will have been complied with.

17.	MARKETING AND OTHER PRINCIPAL AGREEMENTS

17.1	Related Entity Transactions Generally

(a)           [***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]  A Shareholder who enters into, or proposes to enter into, a transaction or agreement with the Company, or whose Related Person(s) enters into, or proposes to enter into, a transaction or agreement with the Company, shall be a “Related Shareholder” for the purposes of this Shareholders’ Agreement.

(b)           All Related Entity Transactions shall be approved by the Board, and the Company will not exercise, waive, modify, enforce, or compromise material claims, terms, obligations, or rights with respect to any Related Entity Transactions without Board approval, as stipulated in Section 8.7 (Voting With Respect to Related Entity Transactions).

17.2	Marketing and Lifting of Products by the Company

(a)           [***]

(b)           [***]

(c)           The Founding Shareholders further agree to support, and procure that their Affiliates support, the Company in establishing, training, and staffing a marketing organization within the Company, including through the secondment of suitably qualified Secondees to the Company pursuant to Section 12.2(b) (Employees of and Secondees to the Company) [***]

17.3	[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

17.4	Founding Shareholder Support Services

(a)           The Founding Shareholders ([***]) shall provide certain services to the Company on various terms and conditions that are set out in the Principal Agreements and as they otherwise agree from time to time. If a Founding Shareholder (and / or any of its Affiliates) has appropriate expertise and the Founding Shareholders agree that it would be more economical for the Company to pay such Founding Shareholder (and / or any of its Affiliates) for such expertise, rather than procuring it from a third party or independently developing it, then the Company shall do so.

17.5	[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

18.	EVENTS OF DEFAULT

18.1	Events of Default

The following shall constitute events of default (each, an “Event of Default”) under this Shareholders’ Agreement:

(a)
any breach by a Shareholder of its obligations under Section 6 (Capital Contributions; Financing) (other than a breach by the PublicCo Shareholder to comply with Section 6.5(a) (Additional Shareholder Funding) in respect of any resolution of the General Assembly pursuant to Section 9.3 (Powers of the General Assembly) approving any Subordinated Shareholder Loans, any increase to the Authorized Capital, or any Capital Contributions) that has not been cured within [***]

(b)	[***]

(c)	a Transfer [***] has occurred in breach of the terms and conditions of this Shareholders’ Agreement and the breach has not been cured within [***];

(d)	a Shareholder assigns any of its rights or obligations under this Shareholders’ Agreement other than in accordance with Section 25 (Assignment);

(e)
any breach by a Shareholder (or its Parent Company or Affiliate) of its completion support obligations or funding obligations under any Bridge Financing Agreement, any Project Financing Agreement, or the Shareholder Undertaking Agreement, in each case, following the expiration of any applicable cure period specified therein;

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(f)	[***]

(g)	[***]

(h)	the occurrence of any Insolvency Event in respect of any Shareholder or its Parent Company.

18.2	Consequences of Events of Default

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

(e)           The Shareholders agree that the Events of Default set out in Section 18.1 (Events of Default) are the sole and exclusive grounds upon which a Shareholder may terminate this Shareholders’ Agreement and the Shareholders agree to exclude, to the extent permissible, any right of termination arising under Applicable Law contrary to the terms hereof. Subject to the limitations set forth in Sections [***] and the immediately preceding sentence, if there is a breach of this Shareholders’ Agreement, then any Shareholder not in breach shall be free to exercise all rights and remedies that may be available to such Shareholder under this Shareholders’ Agreement or Applicable Law.

19.	TRANSFER AND EXIT PROVISIONS

19.1	Restrictions on Transfer

(a)           No Shareholder shall effect (or permit to be effected) a Transfer except in accordance with this Section 19 [***]. Any Transfer or purported Transfer in violation of the preceding sentence shall be void and of no effect, and the purported transferee shall not, directly or indirectly, become a Shareholder of the Company.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

19.2	Permitted Transfers to PublicCo and Qualifying Affiliates

(a)           The Saudi Aramco Founding Shareholder may effect a [***] of the PublicCo Acquisition Interest to the PublicCo Shareholder in accordance with Section 5.2(a) (Sale of PublicCo Acquisition Interest; Initial Public Offering), and nothing in this Shareholders’ Agreement shall restrict the purchase and sale of shares in PublicCo on the Saudi Stock Market, Tadawul.

[***]

19.3	[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

19.4	Third Party Consents

Notwithstanding any other provision of this Section 19, no Transfer shall occur unless and until all consents as may be required from any third parties and approvals as may be required from any governmental authority have been obtained and are in full force and effect. The Shareholders agree to cooperate in good faith and do everything reasonably within their power to assist with the preparation and filing of all reports in connection with obtaining such consents and approvals, provided that the Transferor shall pay all costs and expenses (including attorneys’ fees) in connection therewith.

19.5	Recognition of Transfers

(a)           Notwithstanding anything to the contrary in this Shareholders’ Agreement, no Transfer or purported Transfer will be valid unless:

(i)	such Transfer is in accordance with the provisions of this Section 19 or Section 18.2 (Consequences of Events of Default);

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

provided that nothing in this Section 19.5(a) shall affect any liabilities of the Transferor or its Affiliates in connection with any Principal Agreement to which it, or its Affiliate, is party, nor any guarantees in respect thereof.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

(c)           Each Shareholder shall:

(i)	vote its Ownership Interest, and shall procure that its Directors exercise their voting rights, to approve a Transfer where such Transfer is in compliance with this Section 19; and

(ii)	do all other things reasonably within its power to enable the timely completion of such Transfer.

19.6	[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

19.7	[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

20.	DISSOLUTION AND WINDING-UP

20.1	Dissolution

The Shareholders agree to dissolve and commence winding up the Company upon the first to occur of any of the following events (each, a “Dissolution Event”):

(a)	the sale by the Company of the Project or substantially all of the assets necessary for the operation of the Project;

(b)	an order for relief is entered against the Company under the insolvency laws of The Kingdom;

(c)	the end of the Term;

(d)	the agreement of the Shareholders pursuant to Section 9.3 (Powers of the General Assembly) to wind up the Company; or

(e)
the [***] has occurred, following such date one of the Founding Shareholder has delivered a Notice to the other Founding Shareholder of its intention to seek to dissolve the Company, and the Shareholders have not reached an agreement within a period of thirty (30) days after such Notice is delivered on how the funding requirements of the Company will be met until the Financial Closing Date.

20.2	Winding Up

Upon the occurrence of a Dissolution Event, the Shareholders agree that:

(a)
the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying or making reasonable provision for the satisfaction of the claims of its creditors and Shareholders; and

(b)
no Shareholder shall (except as permitted under any Project Agreement) take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s Business and affairs, provided that all covenants and obligations contained in this Shareholders’ Agreement shall continue to be fully binding upon the Shareholders

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(unless otherwise specifically provided for in any of the other Project Agreements and subject to Applicable Law) until such time as the assets or property or the proceeds from the sale thereof have been distributed pursuant to Applicable Law.

20.3	Liquidator

To enable the proper sale and distribution of the property and assets and the proceeds from any sale thereof upon the occurrence of a Dissolution Event, the General Assembly shall appoint a Person as liquidator of the Company (such Person, the “Liquidator”) subject to the following conditions, and upon any other terms and further conditions as the General Assembly shall deem appropriate, including the powers and remuneration of such Liquidator. Subject to Applicable Law and the Project Financing Agreements, the Liquidator shall:

(a)	prepare a statement setting forth the assets and liabilities of the Company as of the date of dissolution, a copy of which statement shall be furnished to all of the Shareholders;

(b)
liquidate the property of the Company or distribute such property in kind as promptly as possible, but in an orderly, business-like, and commercially reasonable manner. The Liquidator may, in the exercise of its business judgment and if commercially reasonable, determine:

(i)
to sell all or any portion of the property of the Company to a Shareholder or to any other Person, provided that, if the sale is to a Shareholder, the purchase price shall not be less than the fair market value of such property; or

(ii)	not to sell all or any portion of the property of the Company, in which case such property and assets shall be distributed in kind pursuant to Section 20.3(c);

(c)	apply and distribute the proceeds of sale and all other assets owned by the Company to the maximum extent permitted by Applicable Law and in the following order of priority:

(i)	to the pro rata payment of trade payables to the Shareholders and their Affiliates;

(ii)	to the payment of the other debts and liabilities of the Company and the expenses of liquidation or distribution (including the Project Debt, but excluding Subordinated Shareholder Loans);

(iii)
to the setting up of any reserves that the Liquidator shall determine reasonably necessary for contingent, unliquidated, or unforeseen liabilities or obligations of the Company (which may, in the discretion of the Liquidator, be held by the Liquidator or paid over to a bank or trust company selected by it, in either case to be held by the Liquidator or such bank or trust company as escrow holder or liquidating trustee for the purposes of disbursing such reserves to satisfy the liabilities and obligations described above and which shall be held for such period as the Liquidator shall deem advisable, and upon the expiration of such period, any remaining balance shall be distributed as provided in Paragraph (iv), or, if all Subordinated Shareholder Loans have been repaid, Paragraph (v) of this Section 20.3(c));

(iv)	to the pro rata repayment of Subordinated Shareholder Loans; and

(v)	the balance, if any, to the Shareholders, in accordance with their proportionate Ownership Interests.

For purposes of this Section 20.3 (Liquidator) only, the Shareholders agree that the fair market value of the property of the Company shall be determined by a Valuation Expert appointed as an Expert to carry out the valuation, in accordance with Annex A (Dispute and Expert Resolution Procedures), and shall be consistent with the Accounting Policy.

20.4	[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

[***]

21.	CONFIDENTIAL INFORMATION

The terms and conditions of the Omnibus Confidentiality Agreement shall apply to this Shareholders’ Agreement.

22.	INDEMNIFICATION AND LIABILITY

22.1	Indemnification and Liability of Directors and Officers

(a)           The Shareholders agree that no Director or Senior Officer of the Company shall be liable to the Company or the Shareholders for mistakes of judgment or for any act or omission suffered or taken by them, or for Losses arising from any such mistakes, action, or inaction, except to the extent that the mistake, action, or inaction was caused by the Willful Misconduct, fraud, forgery, or bad faith of that Director or Senior Officer.

(b)           To the maximum extent permitted by Applicable Law, and except as provided in Section 22.1(a), no Director or Senior Officer shall be liable for, and the Shareholders shall cause the Company to indemnify, defend, and hold harmless each Director and Senior Officer from and against, all Losses arising from that Director’s or Senior Officer’s performance of his or her duties in conformance with Applicable Law and the Constitutive Documents.

(c)           The Board may consult with legal counsel, accountants, investment bankers, or other experts selected by the Board, and any action or omission suffered or taken by the Board in good faith in reliance and accordance with the written opinion or advice of any such legal counsel, accountant, investment banker, or other expert (provided such Person was selected with reasonable care) shall constitute full protection and justification with respect to the action or omission so suffered or taken.

22.2	Indemnification and Liability of Shareholders

(a)           In the event that any Shareholder or any of its Affiliates shall become liable under a judgment, decree, or order of a court, or in any other manner, for a debt, obligation, or liability of the Company, the Shareholders shall cause the Company to indemnify, defend, and hold harmless such Shareholder or its Affiliate from and against any such liability of such Shareholder or its Affiliate (together with reasonable attorneys’ fees and expenses in defending against any claimant seeking to impose any such liability) to the extent that it is related to or arose out of any action taken or any transaction effected by the Board under this Shareholders’ Agreement or any action that the Board failed to take or any transaction that the Board failed to effect and which the Board was obligated to take or effect under this Shareholders’ Agreement.

(b)           If any claim in respect of personal injury, including fatal injury, or loss of or damage to property arises out of, results from, or relates to the Project and is asserted against a Shareholder or its Affiliate by any Person, then the Shareholders shall cause the Company to assume, and otherwise indemnify, defend, and hold harmless such Shareholder and its Affiliates from and against, all Losses arising from any such claim, regardless of cause or the negligence or strict liability of any Person, except to the extent such Losses result from the Willful Misconduct of the Shareholder seeking indemnity hereunder [***]:

(i)	[***]

(ii)	a Shareholder seeking indemnity under this Section 22.2(b):

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

(A)
shall notify the Company as soon as reasonably practicable after becoming aware of any such claim that has been or is reasonably likely to be brought against it or its Affiliate and shall use its commercially reasonable efforts to mitigate and resolve such claim, provided that any failure to do so shall not in any way reduce the Company’s obligations in relation to such claim except to the extent of any additional Losses incurred by such Shareholder or its Affiliate as a consequence of non-compliance; and

(B)	shall not settle any such claim without the prior written consent of the Company (such consent not to be unreasonably withheld or delayed); and

(iii)
the Company’s liability to a Shareholder seeking indemnity under this Section 22.2(b) shall become fixed upon the settlement of the relevant claim in accordance with Section 22.2(b)(ii)(B) or a final, non-appealable decision by an arbitral tribunal of competent jurisdiction, or court of last resort.

22.3	Limitations on Liability

(a)           Neither any Director nor any Shareholder shall be personally liable for the return of all or any portion of a Shareholder’s Capital Contributions or for the payment of any amounts allocated to it. Any such return or payment shall be made solely from, and to the extent of, the Company’s assets pursuant to the terms of this Shareholders’ Agreement.

(b)           The Company shall not be liable to any Shareholder, and no Shareholder nor its Affiliates, shall be liable to any other Shareholder or its Affiliates or the Company, for any Losses arising in connection with this Shareholders’ Agreement, to the extent that such Losses comprise loss of profit, indirect, or consequential losses howsoever caused and whether or not foreseeable at the date hereof, provided that this Section 22.3(b) shall not limit the liability of any Shareholder under an indemnity hereunder for loss of profit, indirect, or consequential losses suffered by any Person other than a Shareholder, its Affiliates, or the directors, officers, employees, or agents of any of them.

23.           INSURANCE

(a)           The Shareholders agree that the Company shall obtain and maintain such insurance on the Complex as shall be:

(i)	commercially available at reasonable commercial rates;

(ii)	prudent in the judgment of the Board; and

(iii)	agreed with the senior lenders providing the Project Debt,

utilizing reputable insurers of internationally recognized standing and complying with the requirements as set forth in the Project Financing Agreements, international industry standards, and Applicable Law.

(b)           The Shareholders may, through their respective Affiliates, provide the insurances required by Section 23(a) to the Company, provided that:

(i)	the amount of insurance provided by the Affiliates of a Shareholder shall, in the aggregate, be in proportion to such Shareholder’s Ownership Interest in the Company;

(ii)	such insurances provided to the Company shall be based on arm’s-length, competitive, and commercial considerations; and

(iii)
a percentage of any insurance provided by the Affiliates of any Shareholder (such percentage to be agreed by the Shareholders) shall be provided by a third-party insurer, who shall decide the terms of insurance coverage to be provided by such Affiliates to the Company.

24.	DISPUTE RESOLUTION PROCEDURES

All Disputes arising out of or in connection with this Shareholders’ Agreement shall be settled in accordance with the Dispute Resolution Procedures set forth in Annex A (Dispute and Expert Resolution Procedures).

25.	ASSIGNMENT

Except as expressly provided in this Shareholders’ Agreement, no rights or obligations under this Shareholders’ Agreement or in relation to any Shareholder’s Ownership Interest may be assigned, transferred, or otherwise disposed of (including held or declared into trust) by a Shareholder without first seeking and obtaining the prior written consent of the other Shareholders.

26.	MISCELLANEOUS

26.1	Resident Representative

Each Founding Shareholder shall ensure that at least one (1) senior employee of that Founding Shareholder with authority to make representations on behalf of, and take any actions delegated to him by, such Founding Shareholder, is resident in The Kingdom during the Term.

26.2	Binding Effect

Except as otherwise provided in this Shareholders’ Agreement, every covenant, term, and provision of this Shareholders’ Agreement shall, in accordance with its terms, be binding upon and inure to the benefit of the Shareholders and their respective heirs, legatees, legal representatives, successors, transferees, and permitted assigns.

26.3	Notices

(a)          Any notice or communication to be given pursuant to this Shareholders’ Agreement by a Shareholder to the other Shareholders, shall be sufficiently given if in writing and delivered by postal service, international prepaid courier, facsimile, or hand with written receipt to the following Persons at the addresses set forth below or to such other Person or addresses as such Shareholder may designate (a “Notice”):

If to the Saudi Aramco Founding Shareholder:

Performance Chemicals Holding Company
[***]

Attn: Chief Executive Officer
[***]

with a copy to:

General Counsel
Saudi Arabian Oil Company
[***]

Attn: General Counsel
[***]

If to the Dow Founding Shareholder:

Dow Saudi Arabia Holding B.V.
[***]

Attn: Legal Department
[***]

with a copy to:

The Dow Chemical Company
[***]

Attn: General Counsel
[***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

If to any subsequent Shareholder:

As specified in its Accession Agreement.

(b)          Any such Notice sent in accordance with Section 26.3(a) shall, if receipt is not acknowledged, be deemed to have been delivered at the expiration of seventy-two (72) hours from the time at which the same is sent, provided that a Notice shall not be deemed to have been delivered if sent by post, until the time of actual receipt by the addressee, and, in the case of a facsimile, until production of a transmission report from the machine from which the facsimile was sent (which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient).

(c)           Unless otherwise specified:

(i)
any Notice to be made to the Board Chairman (and / or the Deputy Board Chairman), the Board Secretary (and / or the Assistant Board Secretary), and any Senior Officers of the Company shall be deemed validly delivered if addressed to such Person and delivered to the Head Office unless another address is specified by any such Person for such purpose, in which case, it shall be deemed to be validly delivered if addressed to such Person and delivered to such address; and

(ii)	any Notice to be made to a Director of the Company shall be deemed validly delivered if addressed to such Director and delivered to the Shareholder who is represented by such Director,

provided that the rules with respect to delivery as stipulated in Section 26.3(a) and Section 26.3(b) shall continue to apply.

26.4	Entire Agreement

The Shareholders confirm that this Shareholders’ Agreement represents the entire understanding, and constitutes the whole agreement, in relation to its subject matter and supersedes any previous agreements, statements, undertakings, covenants, representations, or warranties, whether written or made verbally between the Shareholders with respect thereto (including the MOU) and, without prejudice to the generality of the foregoing, excludes any warranty, condition, or other undertaking implied at law or by custom.

26.5	Amendments

No variation of this Shareholders’ Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Shareholders. The expression “variation” includes any variation, amendment, supplement, deletion, or replacement, however effected.

26.6	Waivers

The rights and remedies of the Shareholders under or in connection with this Shareholders’ Agreement shall not be affected by the giving of any indulgence by the other Shareholders or by anything whatsoever except a specific waiver or release in writing and any such waiver or release shall not prejudice or affect any other rights or remedies of the Parties.

26.7	Counterparts

This Shareholders’ Agreement may be executed in any number of counterparts and by the Founding Shareholders on separate counterparts, each of which when executed and delivered shall be an original but all the counterparts together constitute one instrument.

26.8	English Language

The governing language of this Shareholders’ Agreement and all related documents, instruments, and other materials relating hereto (including Notices) shall be English and, notwithstanding their translation into the Arabic language or any other language, the English language version shall prevail.

26.9	Severability

If any part (including any Section or Annex, or part thereof) of this Shareholders’ Agreement shall be void or unenforceable by reason of Applicable Law, it shall be deleted and the remaining parts of this Shareholders’ Agreement shall continue in full force and effect and, if necessary, each Shareholder shall use its commercially reasonable efforts to agree upon any amendments to this Shareholders’ Agreement necessary to give effect to the spirit of this Shareholders’ Agreement.

26.10	Governing Law

This Shareholders’ Agreement shall be construed in accordance with the plain meaning of its terms and shall be interpreted in all respects in accordance with and governed by the laws of The Kingdom.

26.11	Further Actions

The Shareholders hereby agree to cooperate and use their commercially reasonable efforts to take, or cause to be taken, all appropriate actions necessary, proper, or advisable, and to obtain all permits, consents, approvals, authorizations, qualifications, and orders as are necessary under Applicable Law, to consummate and make effective the transactions contemplated by this Shareholders’ Agreement.

26.12	Costs

Except as expressly provided otherwise in this Shareholders’ Agreement, each Shareholder shall pay its own costs in connection with the preparation, negotiation, execution, and performance of this Shareholders’ Agreement.

26.13	Reliance

Each Shareholder confirms on behalf of itself and its Affiliates that, in entering into this Shareholders’ Agreement, it has not relied on any representation, warranty, assurance, covenant, indemnity, undertaking, or commitment that is not expressly set out or referred to in this Shareholders’ Agreement. Nothing in this Shareholders’ Agreement shall exclude or limit any liability or remedy arising as the result of fraud.

26.14	[***]

26.15	[***]

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

IN WITNESS WHEREOF, each of the Founding Shareholders has caused this Shareholders’ Agreement to be executed, in duplicate originals, by its duly authorized representatives as of the date first written above.

PERFORMANCE CHEMICALS HOLDING COMPANY

By:__________________________________
Name: Khalid A. Al-Falih
Title: President and Chief Executive Officer of Saudi Arabian Oil Company

In the presence of:

Signature of witness

Name of witness

Address of witness

Occupation of witness

DOW SAUDI ARABIA HOLDING B.V.

By:__________________________________
Name: Andrew N. Liveris
Title: President, Chairman and Chief Executive Officer of The Dow Chemical Company

In the presence of:

Signature of witness

Name of witness

Address of witness

Occupation of witness

ANNEX A

DISPUTE AND EXPERT RESOLUTION PROCEDURES

I.	Dispute Resolution Procedures

1.1	Negotiations

(a)
Without prejudice to the Shareholders’ rights to apply to any competent judicial authority for interim or conservatory measures, all disputes, controversies or claims arising under, out of or in connection with this Shareholders’ Agreement, other than those to be referred to an Expert in accordance with Part II (Expert Determination Procedures) of this Annex A below (each a “Dispute”) shall be submitted to negotiation between the parties to the Dispute. If any Dispute has not been resolved by such negotiation within thirty (30) days from the date on which any Shareholder receives written notification from another Shareholder that a Dispute exists under this Paragraph, then any Shareholder may refer such Dispute to the chief executive officer of each Parent Company, in the case of the Founding Shareholders, and the chief executive officer of each other Shareholder that is a party to the Dispute (the “Dispute Committee”), for resolution.

(b)
Any such referral shall be in writing and shall be accompanied by the referring Shareholder’s statement of the Dispute and its position with respect thereto and copied to the other Shareholder(s). Each other Shareholder shall have the right to submit to the Dispute Committee its own written statement of the Dispute and its position with respect thereto (copied to the other Shareholder(s)) and shall do the same within ten (10) days of such referral. If such Dispute has not been resolved by the Dispute Committee by unanimous written agreement within thirty (30) days from the date of referral to the Dispute Committee, then such Dispute shall be settled exclusively and finally by binding arbitration under the ICC Rules, as modified in accordance with Paragraph 1.2.

1.2	Arbitration

(a)
No Shareholder may refer a Dispute to arbitration in accordance with this Annex A unless a period of not less than thirty (30) days has expired since the date of referral of the Dispute to the Dispute Committee. After the expiration of such thirty (30) day period, any Shareholder may refer the Dispute to arbitration, in which case nothing in this Annex A shall prejudice the rights of a Shareholder to:

(i)
commence arbitration proceedings against any Shareholder whether or not that Shareholder was a party to the Dispute and / or involved in the negotiations and / or the reference to the Dispute Committee; and

(ii)
raise in the arbitration claims, defenses, counterclaims or cross-claims based on matters that have not been the subject of negotiation and / or were not referred to the Dispute Committee and / or did not form part of the Dispute.

ANNEX A

The Request for Arbitration (as defined in the ICC Rules) shall be sent by the claimant(s) to all other Shareholders, whether or not such other Shareholders are named as respondents in the Request for Arbitration. A Shareholder that is not named as a respondent in the Request for Arbitration may become a party to arbitral proceedings by submitting a written notice to this effect to the ICC Court and to the other Shareholders within ten (10) days from the receipt by such Shareholder of the Request for Arbitration. A Shareholder that is named as a respondent in the Request for Arbitration may join any other Shareholder to the arbitral proceedings by submitting a written notice to this effect to the ICC Court and to the other Shareholders within ten (10) days from the receipt by such Shareholder of the Request for Arbitration.

(b)
There shall be three (3) arbitrators appointed in accordance with the ICC Rules, provided that the parties to the arbitration shall have thirty (30) days after the confirmation of the second arbitrator to agree on the third arbitrator, who shall act as chairperson. Where there are more than two (2) parties to the arbitration, the arbitrators shall be appointed in accordance with Article 10 of the ICC Rules, provided that the parties to the arbitration shall have thirty (30) days after the confirmation of the second arbitrator to agree on the third arbitrator, who shall act as chairperson. The three (3) arbitrators shall constitute the “Tribunal”. The Shareholders agree that no provision in the ICC Rules will apply insofar as it renders any individual ineligible for appointment as arbitrator on the grounds of nationality.

(c)
The seat of the arbitration shall be London, England, and the language of the arbitration shall be English. The Tribunal shall have the right and authority to grant injunctive, declaratory and other equitable relief. Judgment upon any award rendered in the arbitration may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The award shall not be subject to appeal according to Section 69 of the English Arbitration Act of 1996. Section 45 of the English Arbitration Act of 1996 shall also not apply.

(d)
Where a Shareholder (a “Common Party”) is of the opinion that a Dispute raises issues or facts that are substantially the same as or connected with issues or facts raised in a dispute involving that Shareholder under one or more Related Agreements (the “Related Dispute(s)”), the following provisions shall apply:

(i)
if no arbitral tribunal has been appointed in connection with the Dispute, the Common Party may by Notice to the other Shareholders require the Dispute to be referred to and determined by the arbitral tribunal appointed or to be appointed in respect of any such Related Dispute(s); and

(ii)
if no arbitral tribunal has been appointed in connection with a Related Dispute, the Common Party may by Notice to the other Shareholders require the Related Dispute to be referred to and determined by the arbitral tribunal appointed or to be appointed in respect of the Dispute.

(e)
The applicable arbitral tribunal, after having invited all parties to the Dispute and all parties to the Related Dispute(s) to make submissions on the issue of consolidation, may (but shall not be obliged to) direct that the Dispute and the Related Dispute(s) be dealt with in the same arbitration and the proceedings consolidated or otherwise be coordinated on such terms (including as to costs) as it considers just or may direct any of them to be heard one after another and may order any of them to be stayed until determination of any of them. For the purposes of this Paragraph, the Shareholders adhere to and consent to be bound by the arbitration agreement contained in the Related Agreement(s).

ANNEX A

(f)
If the applicable arbitral tribunal is unable or unwilling to determine both the Dispute and the Related Dispute, the Dispute shall proceed to be finally settled under the ICC Rules. The fact that an individual is a member of the arbitral tribunal appointed to determine the Related Dispute shall not in that case constitute a reason preventing that individual from being appointed to the arbitral tribunal for the Dispute.

(g)
The arbitrators in any consolidated or coordinated arbitration shall have the power at any time prior to signature or approval of the terms of reference under the ICC Rules, on the application of any Shareholder or on their own motion, and on such terms as they consider just, to order that the arbitration as between any two (2) or more Persons proceed separately, but before the same arbitrators, from the arbitration as between any other two (2) or more Persons, and to make any directions consequent thereon as they consider expedient for the future conduct of all such proceedings.

(h)	The Shareholders irrevocably waive any claim to any damages in the nature of punitive or exemplary damages, and the Tribunal is specifically divested of any power to award such damages.

(i)
Without prejudice to any other mode of service allowed under any relevant law, each of the Shareholders agrees that any process in relation to any proceedings before the English courts in connection with any arbitration commenced under this Shareholders’ Agreement shall be duly served upon it if delivered personally or sent by registered post in the case of:

(i)	the Saudi Aramco Founding Shareholder or any of its Affiliates:

Saudi Petroleum Overseas, Ltd. Attn: Managing Director [***]

(ii)	the Dow Founding Shareholder or any of its Affiliates:

Dow Chemical Company Ltd Attn: Company Secretary [***]

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

ANNEX A

[***]

(iii)
any other Shareholder and / or any of its Affiliates: a legal entity with a registered address in England and Wales to be nominated by that Shareholder within thirty (30) days of it becoming a Shareholder, or such other person and address in England and Wales as a Shareholder shall by Notice inform the other Shareholders from time to time. Each Shareholder represents and warrants that its agent has accepted the appointment and has agreed to act as agent for the service of process, and the Shareholders agree to take all action that may be necessary to continue such appointment in full force and effect.

(j)
Save and to the extent that disclosure may be required by law or otherwise required by a court or arbitral tribunal or to enforce or challenge an award, the Shareholders undertake to keep confidential the existence, content or results of any arbitration hereunder, and undertake not to disseminate to any third party nor use for any purpose other than the arbitration immediately at hand any documents or information disclosed to them in any such arbitration, without the prior written consent of all the Shareholders concerned, provided that nothing in this Paragraph shall prohibit a party from disclosing information to actual or potential witnesses or experts where necessary for their selection or the preparation of any claim or defense in the arbitration.

II.           Expert Determination Procedures

(a)
If, pursuant to any of the provisions of this Shareholders’ Agreement, a matter is expressly required to be referred to an expert for determination (“Expert”) or the Shareholders agree unanimously that any matter should be referred to an Expert for determination, the provisions set forth in this Part II shall apply. [***]

(b)
For any matter to be referred to an Expert pursuant to the provisions of this Shareholders’ Agreement, the Shareholders hereby agree that the proceedings shall be conducted and the determinations rendered expeditiously by such Expert. The Expert shall act as an expert and not as an arbitrator. The International Centre for Expertise of the ICC (the “Centre”) shall administer the expert determination pursuant to the ICC Rules for Expertise.

(c)
The Shareholder desiring the determination of an Expert shall send a request for administration to the ICC in accordance with Article 9 of the ICC Rules for Expertise and to all other Shareholders, whether or not named in the request for administration. A Shareholder that is not named in the request for administration shall within two (2) days of the receipt of such request for administration give notice in writing to the ICC and to all other Shareholders of its intent to participate in such determination.

(d)
The Shareholders participating in the determination (the “Participating Shareholders”) shall unanimously select the Expert within a maximum period of five (5) days following the receipt of the request for administration or, if a Shareholder gives notice of its intent to participate in the determination under Paragraph (c) of Part II above, within five (5) days following the receipt of such notice. Failing such unanimous decision by such Participating Shareholders within such period, then, upon the request of any one of such Participating Shareholders, the Centre shall appoint the Expert.

[***] Confidential treatment has been requested. The redacted material has been separately filed with the Commission.

ANNEX A

(e)
The Expert, once appointed, shall have no ex parte communications with any of the Shareholders concerning the expert determination. The Shareholders agree to cooperate fully in the expeditious conduct of such expert determination and to provide the Expert with access to all facilities, books, records, documents, information, and personnel that the Expert considers are necessary to make a fully informed determination in an expeditious manner.

(f)
The Expert shall set out his or her mission in a written document in accordance with Article 12(1) of the Rules for Expertise within ten (10) days of his or her appointment. The Expert shall issue a final report within forty-five (45) days of setting out his or her mission in accordance with Article 12(1) of the ICC Rules for Expertise, or such other period as the Participating Shareholders shall agree, taking into account the circumstances requiring an expeditious resolution of the matter in dispute.

(g)
The Expert’s determination shall be final and binding on the Shareholders save in the case of fraud or manifest error. A Shareholder intending to challenge the Expert’s determination on the basis of fraud or manifest error shall initiate arbitration within thirty (30) days of its receipt of the determination failing which the determination shall be final and binding. In the event that the Expert’s determination is not challenged within the deadline set out above and a Shareholder does not comply with such determination, any other Shareholder may refer this failure to arbitration in accordance with Paragraph 1.2 of this Annex A. For the purposes of this Paragraph, the pre-arbitral requirements of Part I of this Annex A shall not apply.

(h)	All proceedings before the Expert shall be conducted in the English language and all documents submitted in connection with such proceeding shall be in the English language.

(i)
The Participating Shareholders shall each bear their own costs and expenses related to, or arising in connection with, the proceedings before the Expert and shall bear the costs of the Expert in equal shares.

ANNEX B

FORM OF ACCESSION AGREEMENT

[Date]

Sadara Chemical Company
[Address]

[Names of Current Shareholders]
[Addresses]

[NAME OF NEW SHAREHOLDER], a [form of company] organized under the laws and regulations of [jurisdiction] (hereinafter “we”) intend to become a Shareholder of SADARA CHEMICAL COMPANY, a limited liability company organized under the laws and regulations of The Kingdom of Saudi Arabia (the “Company”), and hereby agree with the other Shareholders to comply with, and be bound by, all of the provisions of the Shareholders’ Agreement, dated as of October 8, 2011, by and between PERFORMANCE CHEMICALS HOLDING COMPANY and DOW SAUDI ARABIA HOLDING B.V. (a copy of which has been delivered to us and which we have initialed and attached to this Accession Agreement for identification) in all respects as if we were a party to that Shareholders’ Agreement and were originally named in it as a Shareholder.

In addition we hereby warrant to each of the other parties hereto on the date hereof as follows:

(a)	we are duly organized, validly existing, and in good standing under the laws of the jurisdiction in which we are organized;

(b)	we have all requisite power and authority to enter into the Shareholders’ Agreement and to perform the obligations contemplated thereby;

(c)	the execution and delivery of this Accession Agreement and the Shareholders’ Agreement and the performance hereof and thereof have been duly authorized by all necessary action on our part;

(d)
each of this Accession Agreement and the Shareholders’ Agreement constitutes a legal, valid, and binding obligation of us, enforceable against us in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

(e)
we have the capacity under the laws of our [country][jurisdiction] of [incorporation][organization] to agree to the choice of law and dispute resolution provisions set forth in the Shareholders’ Agreement, and such choice of law and dispute resolution provisions are enforceable against us under the laws of our [country][jurisdiction] of [incorporation][organization];

(f)
neither the execution and delivery of this Accession Agreement or the Shareholders’ Agreement nor the performance hereof or thereof will violate, conflict with, or result in a breach of any law or provision applicable to our organizational documents or any agreement, document, or instrument to which we are subject or by which we or our assets are bound or require the consent or approval (if not already obtained) of any shareholder, partner, equity holder, holder of indebtedness of us, or any other applicable Person, or contravene or result in a breach of or default under or the creation of any lien, charge, or encumbrance upon any property under any constitutive document, indenture, mortgage, loan agreement, lease, or other agreement, document, or instrument to which we are a party; and

ANNEX B

(g)
any required authorizations of and exemptions, actions, or approvals by, and any required notices to or filings with, any governmental authority that are required to have been obtained or made by such us, in connection with the execution and delivery of this Accession Agreement or the Shareholders’ Agreement or the performance by us of our obligations hereunder or thereunder have been obtained or made and are in full force and effect, and all conditions of any such authorizations, exemptions, actions, or approvals have been complied with.

We agree to give written Notice to the other Shareholders if any of the warranties made by us in this Accession Agreement should prove to have been incorrect, incomplete, or misleading on the date of this Accession Agreement or should become incorrect, incomplete, or misleading during the term of the Shareholders’ Agreement.

In witness whereof we have executed this Accession Agreement on the date stated above.

[NAME OF NEW SHAREHOLDER]
By:
Title:

Countersigned:

[EXISTING PARTY TO THE SHAREHOLDERS’ AGREEMENT]
By:
Title:

[EXISTING PARTY TO THE SHAREHOLDERS’ AGREEMENT]
By:
Title:

[***]

[***] Confidential treatment has been requested for the remaining annexes. The redacted material has been separately filed with the Commission.